                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


    [ ] Preliminary Proxy Statement         [ ] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
    [x] Definitive Proxy Statement              RULE 14a-6(e)(2))


    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          ASSET MANAGEMENT FUND, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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        fee was paid previously. Identify the previous filing by registration
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




                          ASSET MANAGEMENT FUND, INC.


                             IMPORTANT INFORMATION
                               FOR SHAREHOLDERS                 August 31, 1999



         Asset Management Fund, Inc. (the "Fund") will hold a special meeting of shareholders on September 28, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations it includes will help you decide upon the issues.



         TIME IS OF THE ESSENCE ... YOUR PARTICIPATION IN THIS PROCESS IS IMPORTANT! BE SURE TO COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.


Q:       WHY AM I BEING ASKED TO VOTE?

         A: Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

Q:       WHAT ISSUES AM I BEING ASKED TO VOTE ON?

         A: The proposals include (1) the reorganization of the Fund from a Maryland corporation into a Delaware business trust and (2) changes to the Fund's fundamental investment policies of the U.S. Government Mortgage Securities Portfolio, the Intermediate Mortgage Securities Portfolio, the Short U.S. Government Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio and the Money Market Portfolio (individually, a "Portfolio," or collectively, the "Portfolios").

Q:       WHY IS THE FUND BEING REORGANIZED INTO A DELAWARE BUSINESS TRUST?


         A: We believe that a reorganization of the Fund into a Delaware business trust will be beneficial. Currently, the Fund is organized as a Maryland corporation. Under its current charter, the Fund cannot issue classes of shares. After the reorganization the Fund will be able to create additional classes of shares. Also, as a Delaware business trust, the Fund will have a greater amount of flexibility to conduct its business. The reorganization would not change your Portfolio's investment objective or policies (except for any changes approved by shareholders under Proposal 2). The Fund also would keep the same Directors, officers, investment advisers, and auditors, and the Fund's current contracts, including the Fund's contract with its investment adviser, would remain unchanged.


Q:       WHY ARE THE FUND'S "FUNDAMENTAL POLICIES" BEING CHANGED?

         A: Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies. In the past, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with future shareholder meetings. Also, the investment adviser's ability to manage the Portfolios' assets may be enhanced and investment opportunities increased.

Q:       HOW DO I VOTE MY SHARES?


         A: You may vote in person at the special meeting of shareholders or simply sign and return the enclosed Proxy Card. You may also vote by telephone or as described below in the Proxy Statement. If we do not receive your proxy card, an employee of Shay Assets Management, Inc., the Fund's investment adviser, and/or an employee of Shay Financial Services Inc., the Fund's distributor, may contact you to request that you cast your vote.

Q:       WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

         A:       Call the Fund's toll-free number: 1-800-527-3713.

Q:       I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

         A: Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again--a costly proposition for your Fund!

Q:       WHO GETS TO VOTE?


         A: Any person who owned shares of the Fund on the "record date," which was August 24, 1999, gets to vote--even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Fund share owned on the record date.


Q:       HOW CAN I VOTE?


         A:       You can vote in any one of three ways:
                  o   By facsimile, using the number listed on your proxy card.
                  o   By mail, with the enclosed ballot.
                  o   In person at the meeting.


Q:       HOW DO THE MEMBERS OF THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

         A: After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                                PROXY STATEMENT

                          ASSET MANAGEMENT FUND, INC.
                 U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
                    ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
                             MONEY MARKET PORTFOLIO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 28, 1999


                                                                August 31, 1999
To the Shareholders:



         You are invited to attend a special meeting of the shareholders of Asset Management Fund, Inc. (the "Fund") to be held at the offices of the Fund's investment adviser, Shay Assets Management, Inc., 230 West Monroe Street, Chicago, Illinois 60606, at 10:00 a.m. (Central time), on September 28, 1999, for the following purposes and to transact such other business, if any, as may properly come before the meeting:


                  (1) To approve a proposal to reorganize the Fund into a
                      Delaware business trust.

                  (2) To make changes to the Fund's fundamental investment
                      policies for each of the U.S. Government Mortgage Securities Portfolio, the Intermediate Mortgage Securities Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio and the Money Market Portfolio, unless otherwise indicated:

                      (a) adopting a fundamental policy limiting investments.


                      (b) changing the fundamental policy on high quality
                          assets to a non-fundamental policy.

                      (c) eliminating the fundamental policy on OTS qualifying
                          securities.

                      (d) changing the fundamental policy on investments in
                          mortgage securities to a non-fundamental policy.

                      (e) amending the fundamental policy on Portfolio lending.

                      (f) changing the fundamental policy on illiquid
                          investments to a non-fundamental policy.

                      (g) eliminating the fundamental policy on Money Market
                          instruments.

         The Board of Directors has fixed August 24, 1999 as the record date for determination of shareholders entitled to vote at the meeting.


                                            By Order of the Directors

                                            Daniel K. Ellenwood
                                            Secretary

SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY FACSIMILE BY USING THE FUND'S FACSIMILE NUMBER:
1-312-214-4149.

                                PROXY STATEMENT

                          ASSET MANAGEMENT FUND, INC.
                             230 WEST MONROE STREET
                            CHICAGO, ILLINOIS 60606


ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING


         The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on September 28, 1999, at the offices of the Fund's investment adviser, Shay Assets Management, Inc., 230 West Monroe Street, Chicago, Illinois 60606 at 10:00 a.m. (Central time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").


         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund, Shay Assets Management, Inc., the Fund's investment adviser, and/or Shay Financial Services, Inc., the Fund's distributer, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, or otherwise. The Fund will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


         Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. You may also vote by facsimile. To vote by facsimile, you may use the Fund's facsimile number:
1-312-214-4149. Shareholders who communicate proxies by facsimile have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated by mail described below under "Additional Information -- Quorum and Voting Requirements."



         At its meeting on July 22, 1999, the Board (i) considered and approved a plan to reorganize the Fund into a Delaware business trust, subject to shareholder approval, (ii) reviewed the investment policies of the U.S. Government Mortgage Securities Portfolio, the Intermediate Mortgage Securities Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio and the Money Market Portfolio (individually, a "Portfolio" or collectively, the "Portfolios") and approved changes to them, subject to shareholder approval, and (iii) called the Special Meeting for the purposes set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about August 31, 1999, to shareholders of record at the close of business on August 24, 1999 (the "Record Date"). On the Record Date, the Fund had 189,090,244.662 outstanding shares of which 8,438,445.119 were shares of the U.S. Government Mortgage Securities Portfolio, 11,054,243.143 were shares of the Intermediate Mortgage Securities Portfolio, 11,437,775.134 were shares of the Short U.S. Government Securities Portfolio, 96,831,390.716 were shares of the Adjustable Rate Mortgage (ARM) Portfolio and 61,328,390.550 were shares of the Money Market Portfolio.


         Each share is entitled to one vote on each of the matters submitted to a vote at the Meeting. The shares of all the Portfolios shall vote together as a single class on all proposals, except on the proposal to approve the proposed changes to the Portfolios' fundamental policies, on which each Portfolio will vote separately.

         The Fund's principal executive offices are located at 230 West Monroe Street, Chicago, Illinois 60606. The Fund's toll-free telephone number is 1-800-527-3713. The Fund's Annual Report, which includes audited financial statements for the fiscal year ended October 31, 1998, and Semi-annual Report for the period ended April 30, 1999 were previously mailed to shareholders. ANY SHAREHOLDER WISHING TO RECEIVE WITHOUT CHARGE ANOTHER COPY OF THE ANNUAL REPORT AND SEMI-ANNUAL REPORT SHOULD CONTACT THE FUND AT 230 WEST MONROE STREET, CHICAGO, ILLINOIS 60606 OR CALL THE FUND'S TOLL-FREE TELEPHONE NUMBER:
1-800-527-3713.

         The Fund has shares of five portfolios outstanding: the U.S. Government Mortgage Securities Portfolio, the Intermediate Mortgage Securities Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio and the Money Market Portfolio. The following table indicates which shareholders by Portfolio are solicited to vote with respect to each item:



                                        U.S.                                      ADJUSTABLE
                                     GOVERNMENT    INTERMEDIATE     SHORT U.S.      RATE
                                      MORTGAGE       MORTGAGE       GOVERNMENT    MORTGAGE    MONEY
                                     SECURITIES     SECURITIES      SECURITIES      (ARM)     MARKET
       ITEM                           PORTFOLIO     PORTFOLIO       PORTFOLIO     PORTFOLIO  PORTFOLIO
------------------------------------------------------------------------------------------------------
 1. Reorganization into a
Delaware business trust                  X               X               X           X            X
------------------------------------------------------------------------------------------------------
 2. Fundamental Investment
Policies                                 X               X               X           X            X
------------------------------------------------------------------------------------------------------
(a) to adopt a fundamental
    policy limiting investments          X               X               X           X            X
------------------------------------------------------------------------------------------------------
(b) to change the fundamental
    policy on high quality asset
    to a non-fundamental policy                                          X                        X
------------------------------------------------------------------------------------------------------
(c) to eliminate the fundamental
    policy on OTS qualifying
    securities                           X               X               X           X            X
------------------------------------------------------------------------------------------------------
(d) to change the fundamental
    policy on investments in
    mortgage securities to a non-
    fundamental policy                   X               X                           X
------------------------------------------------------------------------------------------------------
(e) to amend the fundamental
    policy on Portfolio lending          X               X               X           X            X
------------------------------------------------------------------------------------------------------
(f) to change the fundamental
    policy on illiquid
    investments to a non-
    fundamental policy                   X               X               X           X            X
------------------------------------------------------------------------------------------------------
(g) to eliminate the fundamental
    policy on Money Market
    instruments                                                                                   X
------------------------------------------------------------------------------------------------------

                                     ITEM 1
                 REORGANIZATION INTO A DELAWARE BUSINESS TRUST

         The Board of Directors has approved a plan to reorganize the Fund into a Delaware business trust. THE PURPOSES OF THE REORGANIZATION ARE TO ALLOW THE FUND TO CREATE ADDITIONAL CLASSES OF SHARES AND TO PROVIDE THE FUND WITH GREATER FLEXIBILITY TO CONDUCT ITS BUSINESS. To proceed with the reorganization plan, we need shareholder approval. The next few pages of this proxy statement discuss important details of the reorganization plan, including the following:

         o        Why we want to reorganize the Fund.

         o        How we plan to accomplish the reorganization.

         o        How the reorganization will affect the Fund.

         o How a Delaware business trust compares to the Fund's current legal structure.

         o How many shareholder votes we need to approve the reorganization.

WHY WE WANT TO REORGANIZE THE FUND


         DELAWARE LAW IS FAVORABLE TO MUTUAL FUNDS. We have proposed to reorganize the Fund as a DELAWARE business trust because that state's business trust law contains provisions that are well suited to mutual funds. Delaware law provides mutual funds greater flexibility in their operations, and generally business trusts are not subject to state taxes imposed on foreign corporations. The "move" to Delaware will be largely on paper; your Fund will continue to operate out of Illinois, just as it does now.


HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION. The Board of Directors has approved a written Agreement and Plan of Reorganization for the Fund. This document spells out the terms and conditions that will apply to the Fund's reorganization into a Delaware business trust. We have attached the Agreement and Plan of Reorganization for your information.

         THREE STEPS TO REORGANIZE. In essence, the reorganization will be a three-step process. The first step is already taken: We have established a Delaware business trust especially for the Fund. Prior to the reorganization, this trust will issue a single share--to the Fund. Second, if this proposal is approved, the Fund will transfer all of its assets and liabilities to the trust. As part of this second step, the trust will open an account for each Fund shareholder. The trust will then credit these accounts with the exact number of full and fractional shares that each shareholder owned in the Fund on the reorganization date. And third, we will dissolve the Fund's Maryland corporate entity.

         EFFECTIVE AS SOON AS PRACTICABLE. If approved by shareholders, the reorganization will take place as soon as feasible after the Fund receives the necessary regulatory approvals and legal opinions. We think this could be accomplished by October of 1999. However, at any time prior to the reorganization, the Board of Directors may decide that it is in the best interest of the Fund and its shareholders not to go forward with this project. If that happens, the Fund will continue to operate as it is currently organized.

HOW THE REORGANIZATION WILL AFFECT THE FUND


         THE FUND'S INVESTMENT OBJECTIVE, POLICIES, INVESTMENT ADVISER, AND FISCAL YEAR WILL STAY THE SAME (EXCEPT FOR ANY CHANGES APPROVED BY SHAREHOLDERS UNDER PROPOSAL 2). The reorganization will not change any of these.


         THE REORGANIZATION WILL HAVE NO IMPACT ON THE FUND'S SHARE PRICE. On the day of the reorganization, the newly formed trusts's share price will be the same as that of the Fund. The reorganization will not cause the Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains for the Fund will carry over in the reorganization.

         THE FUND'S EXISTING DIRECTORS WILL BE REELECTED. Federal securities laws require that at least one-half of the Fund's Directors be elected by shareholders. While the Fund more than meets this standard now, that technically will not be true once it reorganizes as a trust. Rather than call another shareholder meeting to vote on Trustees after the reorganization, we will treat shareholder approval of this proposal as authorization to elect the Fund's current Board members to the same positions with the trust. This approach will avoid the considerable expense of printing, mailing, and tabulating more proxies after the reorganization.

         THE FUND'S EXISTING INDEPENDENT AUDITORS WILL BE RATIFIED. We will treat shareholder approval of the reorganization as ratification of the Fund's existing independent auditors, PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP is the independent auditor for all of the Portfolios. In this role, PricewaterhouseCoopers LLP audits and certifies the Portfolios' financial statements. PricewaterhouseCoopers LLP reviews the Portfolios' Annual Reports to Shareholders and their filings with the U.S. Securities and Exchange Commission. Neither PricewaterhouseCoopers LLP nor any of its partners have any direct or material indirect financial interest in the Fund. If you wish to request the attendance of a PricewaterhouseCoopers LLP representative at the shareholder meeting, you should contact the Fund's Secretary at 230 West Monroe Street, Chicago, Illinois 60606.


         THE FUND'S EXISTING INVESTMENT ADVISORY AGREEMENT WILL BE ASSIGNED TO THE NEW DELAWARE BUSINESS TRUST. We will treat shareholder approval of the reorganization as authorization to assign the Fund's existing Investment Advisory Agreement with the Fund's investment adviser, Shay Assets Management, Inc., to the new Delaware business trust.



         THE REORGANIZATION IS CONDITIONED ON TAX-FREE TREATMENT AT THE FEDERAL LEVEL. We fully expect that the reorganization will have no federal income tax consequences for you or the Fund. We will not proceed with the reorganization until this point is confirmed by an opinion of counsel. Following the reorganization, from a tax standpoint, the adjusted basis of your Fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.



         THE FUND GENERALLY WILL STOP ISSUING SHARE CERTIFICATES AND WILL CONVERT ANY OUTSTANDING SHARE CERTIFICATES TO RECORD ENTRY FORM. In today's financial world, very few investors hold share certificates as physical evidence of their mutual fund investments. Instead, investors' mutual fund holdings are maintained and accounted for as "record entries" on the fund's computer system. The main problems with share certificates are that:


         o They present opportunities for theft, loss and fraud--and therefore offer less protection to shareholders, rather than more.

         o They're especially inconvenient--you must return your certificates to the fund before your shares can be redeemed or exchanged.


         In light of these downsides and the minimal demand for share certificates, the Fund generally will stop issuing them after the reorganization. Outstanding share certificates typically will be converted to record entry form. This will not happen automatically; we will arrange conversion details separately with the Fund's certificate holders.


HOW THE PROPOSED DELAWARE BUSINESS TRUST COMPARES TO THE FUND'S CURRENT LEGAL STRUCTURE

         Federal securities laws have much to say about the way that mutual funds operate, but they do not cover every aspect of a fund's existence. State law and each fund's governing documents fill in most of the gaps. The following discussion compares the state law and documents currently governing the Fund with the state law and documents that will apply if it reorganizes as a Delaware business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures, but it provides you with a comparison in certain key areas of a Delaware business trust to a Maryland corporation--the Fund's present legal structure. We have attached the proposed Declaration of Trust for your information.

         Classes of shares. Currently, your Fund's Articles of Incorporation allow for multiple portfolios, but not various classes within a portfolio. The proposed structure allows for classes of shares. These classes will be sold to different groups of investors and will offer differing levels of service with differing levels of charges.

         Shareholder liability. Absent unusual circumstances, shareholders of a Fund organized as a Maryland corporation have no personal liability for the Fund's obligations. The same is true for shareholders of a Fund organized as a Delaware business trust.

         Director/Trustee liability and indemnification. With a Maryland corporation, Directors cannot be held liable for their activities in that role so long as they perform their duties in good faith, prudently, and in the Fund's best interests. The same is generally true for Trustees of a Delaware business trust, if so provided in the Fund's governing documents, which your Fund's documents will so provide. Under each legal structure, the Fund can indemnify its Directors/Trustees from claims and expenses arising out of their service to the Fund--unless, that is, a Director/Trustee has acted improperly in a particular matter. In addition, any such indemnification shall be subject to the requirements and limitations of Section .17(h) of the Investment Company Act of 1940, as amended.

         Shareholder voting rights and meetings. Under a Fund organized as a Maryland corporation, shareholders' voting rights are based on the number of shares they own. As a Delaware business trust, your Fund will continue to utilize a share-based voting rights system. As a Maryland corporation, a Fund generally must call a shareholder meeting if one is requested in writing by investors entitled to cast 25% or more of the Fund's votes. As a Delaware business trust, the Fund will adopt a 10% standard.

         Share certificates. If requested, Funds organized as Maryland corporations will issue share certificates to their investors. Your Fund's past practice generally has been not to issue share certificates. As a Delaware business trust, a Fund is not required to issue share certificates.

         Termination of the Fund. As a Maryland corporation, the Fund can be terminated by the Trustees upon the affirmation of a majority of all shareholder votes entitled to be cast. As a Delaware business trust, the Fund can be terminated by the Trustees at their discretion, with written notice to shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE REORGANIZATION.


                                     ITEM 2
    APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT
                           POLICIES OF THE PORTFOLIOS

         The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies." All other policies are non-fundamental and may be changed with Board approval and without a shareholder vote. Certain of the fundamental policies of the Portfolios have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Directors have approved, and have authorized the submission to the Fund's shareholders of the respective Portfolios for their approval, the removal, amendment, and/or reclassification as non-fundamental of certain of each Portfolio's fundamental policies.

         The proposed amendments would:

         (i) simplify and modernize the policies that are required to be fundamental by the 1940 Act;

         (ii) reclassify those fundamental policies that are not required to be fundamental by the 1940 Act as non-fundamental policies; and

         (iii) eliminate fundamental policies that are no longer required by the securities laws of individual states.

         By reducing to a minimum those policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delay associated with holding frequent shareholder meetings. The Directors also believe that the proposals will enhance the flexibility of the investment adviser to manage the Portfolios in a changing investment environment and increase the investment management opportunities available to the Portfolios.

         As a general matter, if these proposals are not approved, the policies will continue as currently stated. The Board of Directors will then consider what future action should be taken.


                                   ITEM 2(a)
               TO ADOPT A FUNDAMENTAL POLICY LIMITING INVESTMENTS


         Currently, each Portfolio of the Fund has one or more fundamental investment policies limiting the Portfolio's investment to particular types of securities; in each case, these are securities which are themselves eligible for purchase by national banks, federal savings associations, and federal credit unions. The Board of Directors has determined, and has recommended that shareholders approve, that each of these policies, which are set forth in items 2(b) through 2(d) below, should be made non-fundamental (i.e., subject to change by the Board of Directors without shareholder approval) and that the following fundamental policy (which may be changed only with shareholder approval) be adopted by each Portfolio.


         The Portfolio will limit its investments and investment techniques so as to qualify for investment by national banks, federal savings associations, and federal credit unions.

         Due to federal regulations, national banks, federal savings associations and federal credit unions, each of which invests in the Portfolios, may only invest in the Portfolios so long as each Portfolio satisfies certain investment restrictions. For this reason, each Portfolio seeks to maintain the appropriate fundamental investment restrictions as are required by federal regulations so that these institutions may continue to invest in the Portfolios. However, from time to time, the federal regulations governing the permitted investments for these institutions may change. This amendment would allow each Portfolio the flexibility to appropriately and efficiently adjust its investment restrictions in order to satisfy the changing regulations governing these investing institutions. In particular, this amendment would save time and money for the Portfolio by allowing the Board to make necessary investment adjustments as needed without the necessity of a shareholders meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.



                                   ITEM 2(b)
                TO CHANGE THE FUNDAMENTAL POLICY ON HIGH QUALITY
            ASSETS TO A NON-FUNDAMENTAL POLICY FOR THE MONEY MARKET
            PORTFOLIO AND SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO


         The current fundamental investment policy of the Money Market Portfolio and Short U.S. Government Securities Portfolio is as follows:

         The Portfolio invests only in high quality assets (including assets subject to repurchase agreements) that qualify as "Liquid Assets" for savings associations under the regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations") and that, if included in the Portfolio, will qualify its shares as "Liquid Assets."

         The Board of Directors has approved and recommended that this policy be changed from fundamental to non-fundamental.

         Due to federal regulations, national banks, federal savings associations and federal credit unions, each of which invests in the Portfolios, may only invest in the Portfolios so long as each Portfolio satisfies certain investment restrictions. For this reason, each Portfolio seeks to maintain the appropriate fundamental investment restrictions as are required by federal regulations so that these institutions may continue to invest in the Portfolios. However, from time to time, the federal regulations governing the permitted investments for these institutions may change. This amendment would allow each Portfolio the flexibility to appropriately and efficiently adjust its investment restrictions in order to satisfy the changing regulations governing these investing institutions. In particular, this amendment would save time and money for the Portfolio by allowing the Board to make necessary investment adjustments as needed without the necessity of a shareholders meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.



                                   ITEM 2(c)
                     TO ELIMINATE THE FUNDAMENTAL POLICY ON
                           OTS QUALIFYING SECURITIES

         The current fundamental policy of the Money Market Portfolio and Short U.S. Government Securities Portfolio is as follows:

         Each Portfolio may not purchase securities other than those qualifying under OTS Regulations. In the event that the OTS Regulations (as defined in the Prospectus) are amended to remove assets from the list of assets which qualify as permissible investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, the Portfolio will be free to make investments therein.

         The Board of Directors has approved and recommended that this fundamental policy be eliminated.

         The current fundamental policy of the ARM Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio is as follows:

         Each Portfolio may not purchase securities other than those qualifying under OTS Regulations. In the event that the OTS Regulations (as defined in the Prospectus) applicable to Federal savings associations are amended to remove assets from the list of assets which qualify as permissible investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, the Portfolio will be free to make investments therein, to the extent consistent with the Fund's investment objective and the Portfolio's management policies.

         The Board of Directors has approved and recommended that this fundamental policy be eliminated.

         Due to federal regulations, national banks, federal savings associations and federal credit unions, each of which invests in the Portfolios, may only invest in the Portfolios so long as each Portfolio satisfies certain investment restrictions. For this reason, each Portfolio seeks to maintain the appropriate fundamental investment restrictions as are required by federal regulations so that these institutions may continue to invest in the Portfolios. However, from time to time, the federal regulations governing the permitted investments of these institutions may change. This amendment would allow each Portfolio the flexibility to appropriately and efficiently adjust its investment restrictions in order to satisfy the changing regulations governing these investing institutions. In particular, this amendment would save time and money for the Portfolio by allowing the Board to make necessary investment adjustments as needed without the necessity of a shareholders meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.


                                   ITEM 2(d)
                TO CHANGE THE FUNDAMENTAL POLICY ON INVESTMENTS
               IN MORTGAGE SECURITIES TO A NON-FUNDAMENTAL POLICY

         The current fundamental policy of the ARM Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio is as follows:

         The Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio (collectively referred to as the "Mortgage Securities Portfolios") invest primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current Office of Thrift Supervision ("OTS") Regulations. Pending any revisions of the current OTS Regulations, each Mortgage Securities Portfolio expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the OTS. Also, each Mortgage Securities Portfolio will not purchase any investments having a risk-based weighting for banks in excess of 50% under current federal regulations of the appropriate regulatory agencies. Furthermore, each Mortgage Securities Portfolio will not invest in "high risk" securities that do not meet the tests contained in the "Supervisory Policy Statement on Securities Activities" adopted by the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the OTS and the National Credit Union Administration, respectively, and each Mortgage Securities Portfolio limits its investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under current applicable regulations.

         The Board of Directors has approved and recommended that this policy be changed to a non-fundamental policy.

         Due to federal regulations, national banks, federal savings associations and federal credit unions, each of which invests in the Portfolios, may only invest in the Portfolios so long as each Portfolio satisfies certain investment restrictions. For this reason, each Portfolio seeks to maintain the appropriate fundamental investment restrictions as are required by federal regulations so that these institutions may continue to invest in the Portfolios. However, from time to time, the federal regulations governing the permitted investments of these institutions may change. This amendment would allow each Portfolio the flexibility to appropriately and efficiently adjust its investment restrictions in order to satisfy the changing regulations governing these investing institutions. In particular, this amendment would save time and money for the Portfolio by allowing the Board to make necessary investment adjustments as needed without the necessity of a shareholders meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

                                   ITEM 2(e)
              TO AMEND THE FUNDAMENTAL POLICY ON PORTFOLIO LENDING

         The current fundamental investment policy of the Portfolio with regard to the lending of portfolio securities is as follows:

         Each Portfolio may not make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and management policies.

         The Board of Directors has approved and recommended that this policy be amended to read as follows:

         Each Portfolio may not lend any of its assets, except portfolio securities. This shall not prevent the Portfolio from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insurance Institutions (as defined in the Prospectus), in each case to the extent permitted by the Portfolio's investment objective and management policies.

         This amendment would permit the Portfolios to loan their portfolio securities in accordance with such policies as the Board of Directors and the Investment Adviser of the Portfolios establish from time to time. Of course, such policies would be in accordance with any applicable guidelines issued by the Securities and Exchange Commission ("SEC") or any other regulatory body having jurisdiction over such transactions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.



                                   ITEM 2(f)
         TO CHANGE THE FUNDAMENTAL POLICIES ON ILLIQUID INVESTMENTS TO
                            NON-FUNDAMENTAL POLICIES


         The current fundamental policy of the Money Market Portfolio and the Short U.S. Government Securities Portfolio is as follows:

         Each Portfolio may not enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days if, as a result, more than 10% of the market value of its total assets would be invested in such repurchase agreements and such other illiquid investments.

         The Board of Directors has approved and recommended that the policy be changed to the following non-fundamental policy:

         Each Portfolio may not invest more than 10% (in the case of the Money Market Portfolio) or 15% (in the case of the Short U.S. Government Securities Portfolio) of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         The current fundamental policies of the ARM Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio are as follows:

         The Adjustable Rate Mortgage (ARM) Portfolio will not purchase any securities maturing in more than seven days for which market quotations are not readily available, or purchase interest rate caps and floors, or enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid securities.

         The Intermediate Mortgage Securities Portfolio will not purchase any securities maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 15% of the market value of its total assets would be invested in such illiquid securities together with repurchase agreements maturing in more than seven days. To the extent Rule 144A securities are deemed by the Adviser, subject to the supervision of the Board of Directors, to be illiquid, they will be subject to the foregoing 15% limitation on illiquid securities.

         The U.S. Government Mortgage Securities Portfolio will not purchase any Mortgage-Related Securities or other securities maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid securities together with such repurchase agreements maturing in more than seven days.

         The Board of Directors has approved and recommended that each of these policies be changed to the following non-fundamental policy:

         Each Portfolio may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         Recently, the SEC has changed its position regarding the amount of total assets the Portfolios may invest in illiquid securities. As a result of these changes, the Portfolios will have the opportunity to expand their investments in certain securities. This amendment will allow the Portfolios greater flexibility to invest the Portfolios' assets in income producing securities without the necessity of a shareholder meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.




                                   ITEM 2(g)
                  TO ELIMINATE THE FUNDAMENTAL POLICY ON MONEY
                               MARKET INSTRUMENTS

         The current fundamental policy of the Money Market Portfolio is as follows:

         The Portfolio invests in high quality short-term money market instruments that are determined to present minimal credit risks and that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. Securities must be rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one such organization has rated the security, that one organization) or, if unrated, must be deemed by the Adviser to be comparable in quality. The diversification requirements provide generally that the Portfolio may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that have not been rated in the highest category by the required number of rating organizations or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements collateralized by such securities. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. It is the policy of the Portfolio that it generally holds its investments to maturity.

         The Board of Directors has approved and recommended that this fundamental policy be eliminated.

         Currently, all money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940. For this reason, the Portfolio's existing policy is duplicative and unnecessary. Furthermore, in the event that Rule 2a-7 is changed by SEC action, it may be necessary to call a shareholders meeting to amend the Portfolio's current policy. Therefore, the elimination of this policy will allow the Board to make any necessary adjustments under Rule 2a-7 without the need for a shareholders meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

                  INFORMATION REGARDING DIRECTORS AND OFFICERS



         Your approval of the reorganization proposal will be treated as a vote to elect each of the Fund's current Directors to the position of Trustee with the newly organized Delaware business trust. Following the reorganization, the Trustees will serve until the next election or until their terms are for some reason terminated. This section provides detailed information about the individual Directors and Officers of the Fund.



   NAME AND ADDRESS                   POSITION WITH FUND
   ----------------                   ------------------
   RICHARD M. AMIS (AGE 48)           Director since 1977
   360 Clarksville Street
   Paris, TX 75460


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:


         President, First Federal Community Bank since 1984; Director, First Financial Trust Company; formerly Chairman, Texas Savings and Community Bankers Association.



   NAME AND ADDRESS                   POSITION WITH FUND
   ----------------                   ------------------
   ARTHUR G. DERUSSO (AGE 78)         Director since 1993
   5397 S.E. Major Way
   Stuart, FL 34997


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chief Executive Officer, Eastern Financial Federal Credit Union from 1974 to 1992; Chairman and Director, First Credit Union Trust Co., Inc. from 1988 to 1992; President of the Airline Credit Union Conference in 1991; Director, Honor ATM Network, Florida from 1985 to 1990.


   NAME AND ADDRESS                   POSITION WITH FUND
   ----------------                   ------------------
   DAVID F. HOLLAND (AGE 57)          Director 1988-1989 and since 1993
   17 Ledgewood Circle
   Topsfield, MA  01983


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:


         Chairman of the Board since 1989 and Chief Executive Officer since 1986 of Boston Federal Savings Bank; Director of Fund from 1988 to 1989 and since 1993; Director of Federal Home Loan Bank of Boston; until December 1997 Chairman of America's Community Banking Partners, Inc. and Director of ACB Investment Services, Inc.; Director of M.S.B. Fund, Inc. since 1997; Director and Chairman since December 1995 of Center for Financial Studies; Director of NYCE Corporation since 1995; Director from 1990 to 1995 and Chairman 1993-1994 of America's Community Bankers; member from 1995 to 1997 and President in 1997 of Thrift Institutions Advisory Council.



   NAME AND ADDRESS                   POSITION WITH FUND
   ----------------                   ------------------
   GERALD J. LEVY (AGE 67)            Vice Chairman of the Board and Director since 1985
   4000 W. Brown Deer Road
   Milwaukee, WI  53209

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Chairman and Chief Executive Officer, Guaranty Bank, S.S.B. since 1984 (from 1959 to 1984, he held a series of officer's positions, including President). Chairman, 1986, United States League of Savings Institutions; Director of Fiserv, Inc. since 1986; Director since 1995 of the Republic Mortgage Insurance Company; Director of the Federal Asset Disposition Association from 1986 to 1989; and, previously Director and Vice Chairman, Federal Home Loan Bank of Chicago and member of Advisory Committee of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation.



    NAME AND ADDRESS                  POSITION WITH FUND
    ----------------                  ------------------
    RODGER D. SHAY* (AGE 62)          Chairman of the Board and Director 1985-1990 and
    1000 Brickell Avenue              1993 to present
    Miami, FL  33131



PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:


         Chairman and Director of Shay Assets Management, Inc. since August 1997 (previously President and Director from 1990 to August 1997); Chairman and Director of Shay Financial Services, Inc. since August 1997 (previously President and Director from 1990 to August 1997); President, Chief Executive Officer and member of the Managing Board of Shay Assets Management Co. from 1990 to December 1997; President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co. from 1990 to December 1997; Director from 1986 to 1991 and President from 1986 to 1992, U.S. League Securities, Inc.; Vice President since 1995 of Institutional Investors Capital Appreciation Fund, Inc. and M.S.B. Fund, Inc.; previously Director, Asset Management Fund, Inc., from 1985 to 1990; President of Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985; Director and Chairman, Horizon Bank, FSB since 1998; previously, employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.



    NAME AND ADDRESS                  POSITION WITH FUND
    ----------------                  ------------------
    EDWARD E. SAMMONS, JR. (AGE 59)   President since 1998 (prior thereto, Vice
    230 West Monroe Street            President)
    Chicago, IL 60606


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         President of Shay Assets Management, Inc. since August 1997 (previously Executive Vice President from 1990 to August 1997); Executive Vice President and member of the Managing Board of Shay Assets Management Co. from 1990 to December 1997; Executive Vice President and member of the Managing Board of Shay Financial Services Co. from 1990 to December 1997 and Executive Vice President of the managing partner of the Shay Financial Services, Inc., from 1990 to December 1997; Vice President and Secretary since 1995 of Institutional Investors Capital Appreciation Fund, Inc. and M.S.B. Fund, Inc.


    NAME AND ADDRESS                  POSITION WITH FUND
    ----------------                  ------------------
    ROBERT T. PODRAZA (AGE 54)        Vice President and Assistant Treasurer since 1998
    230 West Monroe Street
    Chicago, IL  60606

PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Vice President of Shay Investment Services, Inc. since 1990; Vice President since 1990 and Chief Compliance Officer since 1997 of Shay Financial Services, Inc.; Vice President since 1990 and Chief Compliance Officer since 1997 of Shay Assets Management, Inc.; Chief Compliance Officer of Shay Financial Services Co. and Shay Assets Management Co. from 1989 to 1997; Director of the National Society of Compliance Professionals since 1996.


    NAME AND ADDRESS                  POSITION WITH FUND
    ----------------                  ------------------
    DANIEL K. ELLENWOOD (AGE 29)      Secretary since 1998
    230 West Monroe Street
    Chicago, IL  60606


PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:

         Secretary of the Fund since April 1998; Operations Analyst, Shay Assets Management, Inc. since November 1997; Compliance Analyst, Shay Financial Services, Inc. since October 1996.


    NAME AND ADDRESS                  POSITION WITH FUND
    ----------------                  ------------------
    STEVE PIERCE (AGE 33)             Treasurer since 1999
    3435 Stelzer Road
    Columbus, OH  43219



PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS AND PRIOR RELEVANT EXPERIENCE:


         Director of Financial Services of BISYS Fund Services since 1998; Manager of Financial Operations at CNA Insurance from 1996-1998; Trust Officer of First Chicago NBD Corporation from 1994-1996; Senior Financial Accountant at Kemper Financial Services from 1989-1994.

         *Mr. Shay is an "interested person" of the Fund, as defined in the 1940 Act, by reason of his affiliations with the Fund's investment adviser.

         Since the beginning of the most recently completed fiscal year of the Fund, Mr. Shay sold 230 shares (representing 11 1/2% of the outstanding shares) of Shay Investment Services, Inc., parent to the Fund's investment adviser and distributor, to ten individuals for aggregate cash consideration of $1,150,000.

         The officers of the Fund are elected by the Board on an annual basis to serve until their successors are elected and qualified. As of August 24, 1999, the executive officers of the Fund held in the aggregate directly and beneficially less than one percent of the outstanding common stock of each Portfolio.

         The Audit Committee of the Board of Directors is currently composed of Messrs. Holland, Levy and Amis. The Audit Committee makes recommendations to the Board of Directors with respect to the selection of the independent accountants for the Fund, reviews with the independent accountants the arrangements and scope of the auditing engagement, reviews and approves non-audit service provided by the independent accountants, considers the amount of their audit and non-audit fees, considers the effect of the foregoing on their independence, considers comments and recommendations from the independent accountants with respect to internal accounting controls and reviews the annual financial statements. The Nominating Committee of the Board of Directors is currently composed of Messrs. Amis, DeRusso, Kendall and Levy. The Board of Directors does not have a compensation committee.

         During the Fund's most recent fiscal year ended October 31, 1998, there were five meetings of the Board of Directors and one meeting of the Audit Committee. The Nominating Committee did not meet. During this period, each then current director attended 75% or more of the meetings of the Board and the committees on which they served for such period.

         The Fund pays the following fees to directors who are not officers or employees of Shay Assets Management Co., the Fund's investment adviser, or Shay Financial Services Co., the Fund's distributor: $7,500 per annum in compensation, a fee of $1,500 for attendance at each meeting of the Board of Directors, and $1,000 for attendance at each meeting of any committee thereof. The Fund also reimburses the out-of-pocket expenses incurred by all directors of the Fund in attending meetings of the Board of Directors and the committees thereof. The table below sets forth the compensation earned by directors from the Fund for the fiscal year ended October 31, 1998. The directors do not receive any pension or retirement benefits from the Fund.


                              AGGREGATE      PENSION OR RETIREMENT         ESTIMATED ANNUAL
                            COMPENSATION    BENEFITS ACCRUED AS PART        BENEFITS UPON          TOTAL
DIRECTOR                    FROM THE FUND     OF FUND EXPENSES                RETIREMENT        COMPENSATION
--------                    -------------   ------------------------       ----------------     ------------
Richard M. Amis                $14,500                0                           0               $14,500
Arthur G. DeRusso               13,500                0                           0                13,500
David F. Holland                14,500                0                           0                14,500
Leon T. Kendall(1)               3,375                0                           0                 3,375
Gerald J. Levy                  13,000                0                           0                13,000
Rodger D. Shay                       0                0                           0                     0

------------------

(1)   Retired December 6, 1997.


      The following table shows each Director's beneficial interest in shares of the Portfolios as of August 31, 1999:





                                                               NUMBER OF SHARES
NAME OF DIRECTOR                   PORTFOLIO                  BENEFICIALLY OWNED
----------------                   ---------                  ------------------
Richard M. Amis                       None                        None
Arthur G. DeRusso                     ARM                         1,142.9
David F. Holland                      None                        None
Gerald J. Levy                        None                        None
Rodger D. Shay                        ARM                         1,258.861
                              Money Market Portfolio              2,658.360
                             U.S. Government Mortgage             1,245.130
                               Securities Portfolio
                           Short U.S. Government Securities       10,012.92
                                   Portfolio

                                FUND INFORMATION

         This section contains background information about the Fund.


THE FUND (AS OF AUGUST 24, 1999)



                                                            OUTSTANDING
    PORTFOLIO                 NET ASSETS                      SHARES
    ---------                 ----------                    -----------
U.S. Government           $  86,747,215.82                  8,438,445.119
Mortgage Securities
Portfolio

Intermediate              $ 103,357,173.39                 11,054,243.143
Mortgage Securities
Portfolio

Short U.S.                $ 118,838,483.64                 11,437,775.134
Government
Securities Portfolio

Adjustable Rate           $ 955,725,826.37                 96,831,390.716
Mortgage Portfolio

Money Market              $  61,328,390.55                 62,328,390.550
Portfolio





                             ADDITIONAL INFORMATION

QUORUM AND VOTING REQUIREMENTS

         Item 1, Reorganization of the Fund into a Delaware Business Trust; requires the vote of the holders of a majority of the total number of shares outstanding and entitled to vote. Item 2, Changes to the Fund's Fundamental Investment Policies of the Portfolios; requires the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities of the appropriate Portfolio present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Portfolio are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities of the appropriate Portfolio, whichever is less, to approve the amendment of the investment policies which apply to that Portfolio.

         Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund (or portfolio, where appropriate) is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Special Meeting, a "quorum" of shareholders must be present. Because approval of changes to the Fund's investment restrictions require approval by the shareholders of each affected Portfolio of the Fund, holders of one-third (1/3) of the total number of outstanding shares of each Portfolio of the Fund (i.e., the

U.S. Government Mortgage Securities Portfolio, the Intermediate Mortgage Securities Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio and the Money Market Portfolio), present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

         For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

         If a quorum is not present, the Special Meeting may be adjourned to a later date by the affirmative vote of a majority of the shares of each Portfolio present or represented by proxy. If a quorum is not present, the stockholders of a majority of the shares of all Portfolios or an individual Portfolio or Portfolios, as the case may be, present in person or by proxy and entitled to vote shall have the power to adjourn the Meeting from time to time as to all Portfolios or as to such individual Portfolio or Portfolios, as the case may be, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at such Meeting shall be present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of such adjournment exceed the votes cast opposing such adjournment. It is anticipated that the persons named as proxies would vote in favor of adjournment. In tallying stockholder votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Meeting and will be considered present at the Meeting.

INVESTMENT ADVISER AND DISTRIBUTOR


         Shay Assets Management, Inc., a Florida corporation, is the investment adviser to the Fund. Shay Assets Management, Inc. is a registered investment adviser under the Investment Advisers Act of 1940. Shay Financial Services, Inc., a Florida corporation, is the Distributor of the Fund's shares. Shay Financial Services, Inc., a registered broker/dealer, is a wholly-owned subsidiary of Shay Investment Services, Inc. which is a closely held corporation controlled by Rodger D. Shay. The principal offices of Shay Assets Management, Inc. and Shay Financial Services, Inc. are located at 230 West Monroe Street, Chicago, Illinois 60606.


PROPOSALS OF SHAREHOLDERS

         Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders should send such proposal to the Fund at 230 West Monroe Street, Chicago, Illinois 60606. To be considered for presentation at a shareholders meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not mean that such proposal will be included.

5% SHAREHOLDERS


         The following table provides certain information on August 24, 1999 with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of five percent (5%)* or more of the shares of the common stock of the Money Market Portfolio and the Intermediate Mortgage Portfolio:



                                                                 Percent of Portfolio's
       Owner                         Number of Shares           Outstanding Common Stock          Portfolio
       -----                         ----------------           ------------------------          ---------
Brooklyn Federal Savings Bank         4,264,160.970                   6.950%                       Money
Attn: Angelo J. DiLorenzo                                                                          Market
81 Court Street
Brooklyn, NY 11201


AnchorBank, S.S.B.                    12,000,000.000                  19.560%                      Money
Attn: Michael W. Helser                                                                            Market
P.O. Box 7933
Madison, WI 53707

Windsor Federal Savings Bank           5,205,047.940                   8.480%                      Money
Attn: David W. Shaw                                                                                Market
250 Broad Street
Windsor, CT 06095

First Federal Savings & Loan of       11,507,634.300                  18.760%                      Money
East Hartford                                                                                      Market
Attn: Carol Oliveri
1007 Main Street
Manchester, CT 06040

Fullerton Community Bank              1,208,746.179                   10.740%                   Intermediate
Attn: Jon Shigematsu                                                                              Mortgage
200 W. Commonwealth Avenue
Fullerton, CA 92832

Fox Valley Savings and Loan             662,027.981                    5.880%                   Intermediate
Attn: Peter R. Ludovic                                                                            Mortgage
P.O. Box 1216
51 E. First Street
Fond Du Lac, WI 54935

Sovereign Bank                        1,533,197.228                   13.630%                   Intermediate
Attn: Patricia Fonde Heck                                                                         Mortgage
11-900-FM5
P.O. Box 12646
Reading, PA 19612

-----------

    * SEC rules require each Portfolio to tell you the name and address of any person known to be the beneficial owner of more than 5% of any class of the Portfolio's outstanding shares. The Portfolio must also tell you how many shares such persons own and what percentage of the class these shares represent.


First Federal Savings and Loan of           936,722.297                  8.320%          Intermediate
Martinsville                                                                              Mortgage
Attn: John N. Hornsby, President
P.O. Box 684
Martinsville, VA 24114

BFS Security Corporation                    861,641.665                  7.660%          Intermediate
Attn: Sharon Borbee                                                                        Mortgage
17 New England Executive Park
Burlington, MA 01803

Cuero State Bank, S.S.B.                    808,858.552                  7.190%          Intermediate
Attn: William E. Howard,                                                                   Mortgage
President
P.O. Box 808
Cuero, TX 77954




                    DISCRETION OF PERSONS NAMED IN THE PROXY


         No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                                    SHAREHOLDERS ARE REQUESTED TO COMPLETE,
                                    DATE AND SIGN THE ENCLOSED PROXY CARD AND
                                    RETURN IT IN THE ENCLOSED ENVELOPE, WHICH
                                    NEEDS NO POSTAGE IF MAILED IN THE UNITED
                                    STATES.


                                    By Order of the Directors



                                    Daniel K. Ellenwood
                                    Secretary


August 31, 1999

                          ASSET MANAGEMENT FUND, INC.

Investment Adviser
SHAY ASSETS MANAGEMENT, INC.
230 West Monroe Street
Chicago, Illinois 60606


Distributor
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

                                                                      EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

         ASSET MANAGEMENT FUND, INC., a Maryland corporation (the "Company"), for itself and on behalf of its series of shares designated as Money Market Portfolio; Short U.S. Government Securities Portfolio; Adjustable Rate Mortgage
(ARM) Portfolio; Intermediate Mortgage Securities Portfolio; and U.S. Government Mortgage Securities Portfolio (each referred to herein as an "Acquired Portfolio"), and Asset Management Fund, a Delaware business trust (the "Trust"), for itself and on behalf of its series of shares designated as the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio (each an "Acquiring Portfolio"), agree upon the following plan of reorganization (the "Plan") with regard to each Company:

         1. Prior to the closing provided for in section 4 below, the Company and the Trust will execute and file articles of transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland. The Company, on behalf of each of the Acquired Portfolios, shall transfer to the corresponding Acquiring Portfolio all of the assets of the Acquired Portfolio (including the share of the Acquiring Portfolio owned by the Acquired Portfolio, which shall immediately thereafter be cancelled), in exchange for which the Acquiring Portfolio shall simultaneously assume all of the liabilities of the Acquired Portfolio, and shall issue to the Company a number of Acquiring Portfolio shares equal in number and net asset value to the number and net asset value of shares (including fractional shares) of the Acquired Portfolio then outstanding. The Company then will distribute to each registered shareholder of the Acquiring Portfolio shares of the Acquiring Portfolio in a number and net asset value equal to the number and net asset value of shares (including any fractional share) of the Acquired Portfolio then owned by the shareholder, in liquidation of the Acquired Portfolio and in exchange for and cancellation of the shareholder's shares of the Acquired Portfolio. The Company, on behalf of each Acquired Portfolio, covenants that each Acquired Portfolio shall not sell or otherwise dispose of any Acquiring Portfolio Shares to be received in the transactions contemplated herein, except in distribution to shareholders of the Acquired Portfolio in accordance with the terms of this Agreement.

         2. The distribution to the shareholders of each Acquired Portfolio shall be accomplished by establishing an account on the share records of the Acquiring Portfolio in the name of each registered shareholder of the Acquired Portfolio, and crediting that account with a number of shares of the Acquiring Portfolio equal to the number of shares (including any fractional share) of the Acquired Portfolio owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of the Acquired Portfolio shall thereafter represent an equal number of shares of the same class of the Acquiring Portfolio.

         3. Promptly thereafter, the Company shall be liquidated and dissolved pursuant to the Maryland General Corporation Law.


         4. The transaction in section 1 above shall occur at the close of business on September 30, 1999, at the offices of the Trust, or at such other date, time or place as may be agreed upon by the parties (the "Closing").


         5. The obligations of each of the Company and the Trust to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

                  (a) All necessary filings shall have been made with the Securities and Exchange Commission and state securities commissions and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated by this Plan.

                  (b) The Company and the Trust shall have received an opinion from its legal counsel substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by any Acquired Portfolio upon the transfer of its assets and liabilities to the corresponding Acquiring Portfolio or upon the distribution to its shareholders of shares of the Acquiring Portfolio received as a result of such transfer; (ii) the tax basis of the assets of the Company in the hands of the corresponding Acquiring Portfolio will be the same as the tax basis of such assets in the hands of the Acquired Portfolio immediately prior to the transfer; (iii) the holding period of the assets of the Acquired Portfolio transferred to the corresponding Acquiring Portfolio will include the period during which such assets were held by the Acquired Portfolio; (iv) no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Acquired Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities and obligations of the Acquired Portfolio; (v) no gain or loss will be recognized by the shareholders of the Acquired Portfolio upon receipt of the shares of the Acquiring Portfolio; (vi) the basis of the shares of the Acquiring Portfolio received by the shareholders of the Acquired Portfolio will be the same as the basis of the shares of the Acquired Portfolio exchanged therefor; and (vii) the holding period of shares of the Acquiring Portfolio received by the shareholders of the Acquired Portfolio will include the holding period of the shares of the Acquired Portfolio exchanged therefor, provided that at the time of the exchange the shares of the Acquired Portfolio were held as capital assets; and as to such other matters as it may reasonably request.

                  (c) This Plan and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of the requisite number of the outstanding shares of the Company and of each Acquired Portfolio entitled to vote thereon as required by law at the time such vote is taken.

                  (d) The Trustees of the Trust shall have authorized, and the Acquiring Portfolio shall have issued, one share of the Acquiring Portfolio to the corresponding Acquired Portfolio in consideration of the payment equal to the net asset value of one share of the Acquired Portfolio on the day of the Closing for the purpose of enabling the Company to approve as sole shareholder of the Acquiring Portfolio the investment management between the Trust and Shay Assets Management, Inc., for the Acquiring Portfolio; such approval shall have taken place and the Acquiring Portfolio shall have become subject to said in accordance with the terms thereof.

         At any time prior to the Closing, any of the foregoing conditions may be waived by the Company and the Trust if such a waiver will not have a material adverse effect on the interests of the shareholders of the Company or the Trust, as the case may be.

         6. The Trust, on behalf of itself and the Acquiring Portfolios, represents and warrants to the Company as follows:

                  (a) The Trust was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of the State of Delaware, and the Agreement and Declaration of Trust directs the Trustees to manage the affairs of the Trust and grants them all powers necessary or desirable to carry out such responsibility, including administering Trust business as it is anticipated to be conducted by the Trust and as described in the current prospectuses of the Company; upon the closing described in Section 4, above, the Trust will succeed to the registration of the Company with the SEC as an open-end management investment company under the 1940 Act;

                  (b) All issued and outstanding shares of the Acquiring Portfolios class will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and non-assessable by the Trust and the Acquiring Portfolios do not have outstanding any option, warrants or other rights to subscribe for or purchase any of their shares nor is there outstanding any security convertible into any of their shares;

                  (c) The execution, delivery, and performance of this Agreement on behalf of the Acquiring Portfolios will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust and the Trustees, and this Agreement constitutes a valid and binding obligation of the Trust and the Acquiring Portfolios enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (d) The Acquiring Portfolio Shares to be issued and delivered to the corresponding Acquired Portfolio for the account of the Acquired Portfolio Investors, pursuant to the terms hereof, will have been duly authorized as of the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable, and the shares of the class of the Acquiring Portfolio issued and outstanding prior to the Closing Date were offered and sold in compliance with the applicable registration requirements, or exemptions therefrom, of the 1933 Act, and the applicable notice or filing requirements, or exemptions therefrom, of all applicable state securities laws, and the regulations thereunder, and no shareholder of the Acquiring Portfolio shall have any preemptive right of subscription or purchase in respect thereto;

                  (e) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Portfolios, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Portfolios, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date; and

                  (f) The Trust intends to qualify as a "regulated investment company" under the Code, and will elect to qualify as a "regulated investment company" under the Code, as of its first taxable year.


         7. This Plan may be amended at any time, and may be terminated at any time before the completion of the transaction in section 1, regardless of whether or not this Plan has been approved by the shareholders of the Company or any Acquired Portfolio, by agreement of the Company and the Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Company. In any case, this Plan may be terminated by either the Company or the Trust, if the transaction in section 1 has not occurred by the close of business on March 31, 2000.


         8. A copy of the Trust's Certificate of Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as the Trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the Acquiring Portfolio.

         9. At any time after the completion of the transaction in section 1, the Company acting through its officers, or if then dissolved through its last officers, shall execute and deliver to the Trust, such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust, acting for the Acquiring Portfolio, title to the assets transferred by the Acquired Portfolios under this Plan.

         10. This Plan shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of section 8 hereof, which shall be construed in accordance with the laws of the State of Delaware.

         11. This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

         12. No Acquired Portfolio shall have any liability for the obligations of any other Acquired Portfolio hereunder, and no Acquired Portfolio shall have any liability for the obligation of any other Acquiring Portfolio.


Dated:   July 22, 1999

                                             Asset Management Fund, Inc.

                                             By:  /s/ Edward E. Sammons, Jr.
                                                  -----------------------------
                                                  President

                                             Asset Management Fund

                                             By:  /s/ Edward E. Sammons, Jr.
                                                  -----------------------------
                                                  President

                                                                      EXHIBIT B









                              DECLARATION OF TRUST


                                       OF


                             ASSET MANAGEMENT FUND
                           A Delaware Business Trust




                                 July 22, 1999

                              DECLARATION OF TRUST
                                       OF
                             ASSET MANAGEMENT FUND


                               TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
ARTICLE I
The Trust.......................................................................................B-1
         1.1      Name..........................................................................B-1
         1.2      Trust Purpose.................................................................B-1
         1.3      Definitions...................................................................B-1

ARTICLE II
Trustees........................................................................................B-3
         2.1      Number and Qualification......................................................B-3
         2.2      Term and Election.............................................................B-3
         2.3      Resignation and Removal.......................................................B-3
         2.4      Vacancies.....................................................................B-3
         2.5      Meetings......................................................................B-4
         2.6      Officers; Chairperson of the Board............................................B-4
         2.7      By-Laws.......................................................................B-4

ARTICLE III
Powers of Trustees..............................................................................B-5
         3.1      General.......................................................................B-5
         3.2      Investments...................................................................B-5
         3.3      Legal Title...................................................................B-5
         3.4      Sale of Interests.............................................................B-5
         3.5      Borrow Money..................................................................B-5
         3.6      Delegation; Committee.........................................................B-6
         3.7      Collection and Payment........................................................B-6
         3.8      Expenses......................................................................B-6
         3.9      Miscellaneous Powers..........................................................B-6
         3.10     Further Powers................................................................B-6

ARTICLE IV
Investment Advisory, Administrative, and Placement Agent Services...............................B-6
         4.1      Investment Advisory and Other Services........................................B-6
         4.2      Parties to Contract...........................................................B-7

ARTICLE V
Limitations of Liability........................................................................B-7
         5.1      No Personal Liability of Trustees, Officers, Employees or Agents..............B-7
         5.2      Indemnification of Trustees, Officers, Employees and Agents...................B-7
         5.3      Liability of Holders; Indemnification.........................................B-8
         5.4      No Bond Required of Trustees..................................................B-8
         5.5      No Duty of Investigation; Notice in Trust Instruments, Etc....................B-8
         5.6      Reliance on Experts, Etc......................................................B-8
         5.7      Assent to Declaration.........................................................B-8


ARTICLE VI
Interests in the Trust......................................................................B-9
         6.1      General Characteristics...................................................B-9
         6.2      Establishment of Series of Interests......................................B-9
         6.3      Establishment of Classes.................................................B-10
         6.4      Assets of Series.........................................................B-10
         6.5      Liabilities of Series....................................................B-10
         6.6      Dividends and Distributions..............................................B-11
         6.7      Voting Rights............................................................B-11
         6.8      Record Dates.............................................................B-11
         6.9      Transfer.................................................................B-11
         6.10     Equality.................................................................B-11
         6.11     Fractions................................................................B-12
         6.12     Class Differences........................................................B-12
         6.13     Conversion of Interests..................................................B-12
         6.14     Investments in the Trust.................................................B-12
         6.15     Trustees and Officers as Holders.........................................B-12
         6.16     No Preemptive Rights; Derivative Suits...................................B-12
         6.17     No Appraisal Rights......................................................B-12
         6.18     Status of Interests and Limitation of Personal Liability.................B-12
         6.19     Elimination of Series....................................................B-13

ARTICLE VII
Purchases and Redemptions..................................................................B-13
         7.1      Purchases................................................................B-13
         7.2      Redemption by Holder.....................................................B-13
         7.3      Redemption by Trust......................................................B-13
         7.4      Net Asset Value..........................................................B-13

ARTICLE VIII
Holders....................................................................................B-14
         8.1      Rights of Holders........................................................B-14
         8.2      Register of Interests....................................................B-14
         8.3      Notices..................................................................B-14
         8.4      Meetings of Holders......................................................B-14
         8.5      Notice of Meetings.......................................................B-15
         8.6      Record Date..............................................................B-15
         8.7      Proxies, Etc.............................................................B-15
         8.8      Reports..................................................................B-15
         8.9      Inspection of Records....................................................B-15
         8.10     Voting Powers............................................................B-15
         8.11     Holder Action by Written Consent.........................................B-16
         8.12     Holder Communications....................................................B-16

ARTICLE IX
Duration; Termination of Trust; Amendment; Mergers; Etc....................................B-16
         9.1      Duration.................................................................B-16
         9.2      Termination of Trust.....................................................B-16
         9.3      Amendment Procedure......................................................B-17
         9.4      Merger, Consolidation and Sale of Assets.................................B-17
         9.5      Incorporation............................................................B-18


ARTICLE X
Miscellaneous..............................................................................B-18
         10.1     Certificate of Designation; Agent for Service of Process.................B-18
         10.2     Governing Law............................................................B-18
         10.3     Counterparts.............................................................B-18
         10.4     Reliance by Third Parties................................................B-18
         10.5     Provisions in Conflict With Law or Regulations...........................B-19
         10.6     Trust Only...............................................................B-19
         10.7     Withholding..............................................................B-19
         10.8     Headings and Construction................................................B-19

                              DECLARATION OF TRUST

                                       OF

                             ASSET MANAGEMENT FUND



                  This DECLARATION OF TRUST OF ASSET MANAGEMENT FUND is made on the 22nd day of July, 1999 by the parties signatory hereto, as Trustees.


                  WHEREAS, the Trustees desire to form a business trust under the law of Delaware for the investment and reinvestment of its assets; and

                  WHEREAS, it is proposed that the Trust assets be composed of cash, securities and other assets contributed to the Trust by the Holders of Interests in the Trust entitled to ownership rights in the Trust;

                  NOW, THEREFORE, the Trustees hereby declare that the Trustees will hold in trust all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder, and manage and dispose of the same for the benefit of the Holders of Interests in the Trust, and subject to the following terms and conditions.


                                   ARTICLE I

                                   The Trust

         1.1 Name. The name of the Trust created hereby (the "Trust") shall be "Asset Management Fund," and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall not refer to the Trustees in their individual capacities or to the officers, agents, employees or Holders of Interest in the Trust. However, should the Trustees determine that the use of the name of the Trust is not advisable, they may select such other name for the Trust as they deem proper and the Trust may hold its property and conduct its activities under such other name. Any name change shall become effective upon the execution by a majority of the then Trustees of an instrument setting forth the new name and the filing of a certificate of amendment pursuant to Section 3810(b) of the DBTA. Any such instrument shall not require the approval of the Holders of Interests in the Trust, but shall have the status of an amendment to this Declaration.

         1.2 Trust Purpose. The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act. In furtherance of the foregoing, it shall be the purpose of the Trust to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of an open-end management investment company registered under the 1940 Act and which may be engaged in or carried on by a trust organized under the DBTA, and in connection therewith, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware business trust.

         1.3 Definitions. As used in this Declaration, the following terms shall have the following meanings:

                  (a) "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

                  (b) "Affiliated Person," "Assignment" and "Interested Person" shall have the meanings given such terms in the 1940 Act.

                  (c) "Administrator" shall mean any party furnishing services to the Trust pursuant to any administrative services contract described in
Section 4.1.

                  (d) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

                  (f) "Commission" shall mean the Securities and Exchange Commission.

                  (g) "Declaration" shall mean this Declaration of Trust, as amended from time to time. References in this Declaration to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to the Declaration rather than the article or section in which such words appear. This Declaration shall, together with the By-Laws, constitute the governing instrument of the Trust under the DBTA.

                  (h) "DBTA" shall mean the Delaware Business Trust Act, Delaware Code Annotated Title 12, Sections 3801, et seq., as amended from time to time.

                  (i) "Fiscal Year" shall mean an annual period as determined by the Trustees unless otherwise provided by the Code or applicable regulations.

                  (j) "Holders" shall mean as of any particular time any or all holders of record of Interests in the Trust or in Trust Property, as the case may be, at such time.

                  (k) "Interest" shall mean a Holder's units of interest into which the beneficial interest in the Trust and each series and class of the Trust shall be divided from time to time.

                  (l) "Investment Adviser" shall mean any party furnishing services to the Trust pursuant to any investment advisory contract described in
Section 4.1 hereof.

                  (m) "Majority Interests Vote" shall mean the vote, at a meeting of the Holders of Interests, of the lesser of (i) 67% or more of the Interests present or represented at such meeting, provided the Holders of more than 50% of the Interests are present or represented by proxy or (ii) more than 50% of the Interests.

                  (n) "Person" shall mean and include an individual, corporation, partnership, trust, foundation, plan, association, joint venture, estate and other entity, whether or not a legal entity, and a government and agencies and political subdivisions thereof, whether domestic or foreign.

                  (o) "Registration Statement" as of any particular time shall mean the Registration Statement of the Trust which is effective at such time under the 1940 Act.

                  (p) "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees or any series of the Trust established in accordance with Section 6.2.

                  (q) "Trustees" shall mean such persons who have signed this Declaration, so long as they shall continue in office in accordance with the terms of this Declaration, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions of this Declaration and are then in office, in their capacity as trustees hereunder.

                                   ARTICLE II

                                    Trustees

         2.1 Number and Qualification. The number of Trustees shall initially be five and shall thereafter be fixed from time to time by written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Trustees so fixed, then in office, provided, however, that the number of Trustees shall in no event be less than one. A Trustee shall be an individual at least 21 years of age who is not under a legal disability.

                  (a) Any vacancy created by an increase in Trustees shall be filled by the appointment or election of an individual having the qualifications described in this Article as provided in Section 2.4. Any such appointment shall not become effective, however, until the individual appointed or elected shall have accepted in writing such appointment or election and agreed in writing to be bound by the terms of the Declaration. No reduction in the number of Trustees shall have the effect of removing any Trustee from office.

                  (b) Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.4 hereof, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

         2.2 Term and Election. Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to Section 2.3 or 2.4 hereof) hold office until his or her successor has been elected at such meeting and has qualified to serve as Trustee. Beginning with the Trustees elected at the first meeting of Holders, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided unless such Trustee resigns or is removed as provided in Section 2.3 below or his term expires pursuant to Section 2.4 hereof.

         2.3 Resignation and Removal. Any Trustee may resign (without need for prior or subsequent accounting) by an instrument in writing signed by him or her and delivered or mailed to the Chairperson, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument.

                  (a) Any of the Trustees may be removed with or without cause by the affirmative vote of the Holders of two-thirds (2/3) of the Interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 hereof) with cause, by the action of two-thirds (2/3) of the remaining Trustees, or without cause, by the action of eighty percent (80%) of the remaining Trustees. Removal with cause shall include, but not be limited to, the removal of a Trustee due to physical or mental incapacity.

                  (b) Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the death of any Trustee or upon removal or resignation due to any Trustee's incapacity to serve as trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         2.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the earliest to occur of the following: the Trustee's death, resignation, adjudicated incompetence or other incapacity to perform the duties of the office, or the removal of the Trustee. A vacancy shall also occur in the event of an increase in the number of Trustees as provided in Section 2.1. No such vacancy shall operate to annul this Declaration or to revoke any existing trust created pursuant to the terms of this Declaration. In the case of a vacancy, the Holders of a plurality of the Interests entitled to vote, acting at any meeting of the Holders held in accordance with Article VIII hereof, or, to the extent permitted by the 1940 Act, a majority vote of the Trustees continuing in office acting by written instrument or instruments, may fill such vacancy, and any Trustee so elected by the Trustees or the Holders shall hold office as provided in this Declaration. There shall be no cumulative voting by the Holders in the election of Trustees.

         2.5 Meetings. Meetings of the Trustees shall be held from time to time within or without the State of Delaware upon the call of the Chairperson, if any, the President, the Chief Operating Officer, the Secretary, an Assistant Secretary or any two Trustees.

                  (a) Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given not later than 72 hours preceding the meeting by United States mail or by electronic transmission to each Trustee at his or her business address as set forth in the records of the Trust or otherwise given personally not less than 24 hours before the meeting but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                  (b) A quorum for all meetings of the Trustees shall be one-third of the total number of Trustees, but (except at such time as there is only one Trustee) no less than two Trustees. Unless provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee. If there be less than a quorum present at any meeting of the Trustees, a majority of those present may adjourn the meeting until a quorum shall have been obtained.

                  (c) Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be two or more of the members thereof, unless the Board shall provide otherwise. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members, which written consent shall be filed with the minutes of proceedings of the Trustees or any such committee.

                  (d) With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust or are otherwise interested in any action to be taken may be counted for quorum purposes under this Section 2.5 and shall be entitled to vote to the extent permitted by the 1940 Act.

                  (e) All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting, unless the 1940 Act specifically requires the Trustees to act "in person," in which case such term shall be construed consistent with Commission or staff releases or interpretations.

         2.6 Officers; Chairperson of the Board. The Trustees shall, from time to time, elect officers of the Trust, including a President, a Secretary and a Treasurer. The Trustees shall elect or appoint, from time to time, a Trustee to act as Chairperson of the Board who shall preside at all meetings of the Trustees and carry out such other duties as the Trustees shall designate. The Trustees may elect or appoint or authorize the President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. The President, Secretary and Treasurer may, but need not, be a Trustee. The Chairperson of the Board and such officers of the Trust shall serve in such capacity for such time and with such authority as the Trustees may, in their discretion, so designate or as provided for in the By-Laws.

         2.7 By-Laws. The Trustees may adopt and, from time to time, amend or repeal the By-Laws for the conduct of the business of the Trust not inconsistent with this Declaration, and such By-Laws are hereby incorporated in this Declaration by reference thereto.

                                  ARTICLE III

                               Powers of Trustees

         3.1 General. The Trustees shall have exclusive and absolute control over management of the business and affairs of the Trust, but with such powers of delegation as may be permitted by this Declaration and the DBTA. The Trustees may perform such acts as in their sole discretion are proper for conducting the business and affairs of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustee may be exercised without order of, or recourse to, any court.

         3.2 Investments. The Trustees shall have power to:

                  (a) conduct, operate and carry on the business of an investment company; and

                  (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, lend, transfer, exchange, distribute, write or otherwise deal in or dispose of United States and foreign currencies and related instruments including forward contracts, and securities, including common and preferred stock, warrants, bonds, debentures, time notes, bankers acceptances and all other evidences of indebtedness, negotiable or non-negotiable instruments, obligations, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, convertible securities, forward contracts, options, futures contracts, and other securities, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government, any foreign government, or any agency, instrumentality or political subdivision of the United States Government or any foreign government, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States or under foreign laws or in "when-issued" contracts for such securities; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations, or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trustees may determine to invest.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

         3.3 Legal Title. Legal title to all the Trust Property shall be vested in the Trust as a separate legal entity under the DBTA, except that the Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees or in the name of any other Person on behalf of the Trust on such terms as the Trustees may determine.

         In the event that title to any part of the Trust Property is vested in one or more Trustees, the right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his or her due election and qualification. Upon the resignation, removal or death of a Trustee he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. To the extent permitted by law, such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         3.4 Sale of Interests. Subject to the more detailed provisions set forth in Article VII, the Trustees shall have the power to permit persons to purchase Interests and to add or reduce, in whole or in part, their Interest in the Trust.

         3.5 Borrow Money. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

         3.6 Delegation; Committee. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient.

         3.7 Collection and Payment. The Trustees shall have the power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

         3.8 Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal and brokerage services, as they in good faith may deem reasonable (subject to any limitations in the 1940 Act), and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust. There shall be no retirement compensation plan for the Trustees; provided, however, that the Trustees may adopt a deferred compensation plan consistent with industry and regulatory standards.

         3.9 Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust and terminate such employees or contractual relationships as they consider appropriate; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies (including, but not limited to, fidelity bonding and errors and omission policies) insuring the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents, or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not the Trust would have the power to indemnify such Person against liability; (d) establish pension, profit-sharing and other retirement, incentive and benefit plans for any officers, employees and agents of the Trust; (e) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Adviser, Administrator, distributor, Holders, Trustees, officers, employees, agents or independent contractors of the Trust, to such extent as the Trustees shall determine; (f) guarantee indebtedness or contractual obligations of others; (g) determine and change the Fiscal Year of the Trust and the method by which its accounts shall be kept; and (h) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

         3.10 Further Powers. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices, whether within or without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any foreign countries, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign countries, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive and shall be binding upon the Trust and the Holders, past, present and future. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees shall not be required to obtain any court order to deal with Trust Property.

                                   ARTICLE IV

       Investment Advisory, Administrative, and Placement Agent Services

         4.1 Investment Advisory and Other Services. The Trustees may in their discretion, from time to time, enter into contracts or agreements for investment advisory services, administrative services (including management, transfer and dividend disbursing agency services), distribution services, fiduciary (including custodian, subcustodian and depository) services, placement agent services, Holder servicing and distribution services, or other services, whereby the other party to such contract or agreement shall undertake to furnish the Trustees such services as the Trustees shall, from time to time, consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any other provisions of this Declaration to the contrary, the Trustees may authorize any Investment Adviser (subject to such general or specific instructions as the Trustees may, from time to time, adopt) to effect purchases, sales, loans or exchanges of Trust Property on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such Investment Adviser (all without further action by the Trustees). Any such purchases, sales, loans or exchanges shall be binding upon the Trust.

         4.2 Parties to Contract. Any contract or agreement of the character described in Section 4.1 of this Article IV or in the By-Laws of the Trust may be entered into with any Person, although one or more of the Trustees or officers of the Trust or any Holder may be an officer, director, trustee, shareholder, or member of such other party to the contract or agreement, and no such contract or agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of such contract or agreement or held accountable for any profit realized directly or indirectly therefrom, provided that the contract or agreement when entered into was reasonable and fair and not inconsistent with the provisions of this Article IV or the By-Laws. Any Trustee or officer of the Trust or any Holder may be the other party to contracts or agreements entered into pursuant to Section 4.1 hereof or the By-Laws of the Trust, and any Trustee or officer of the Trust or any Holder may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts or agreements mentioned in this Section 4.2.

                                   ARTICLE V

                            Limitations of Liability

         5.1 No Personal Liability of Trustees, Officers, Employees or Agents. No Trustee, officer, employee or agent of the Trust when acting in such capacity shall be subject to any personal liability whatsoever, in his or her individual capacity, to any Person, other than the Trust or its Holders, in connection with Trust Property or the affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature against a Trustee, officer, employee or agent of the Trust arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, Holders of Interests therein, or to any Trustee, officer, employee, or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust), except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

         5.2 Indemnification of Trustees, Officers, Employees and Agents. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither

"interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.

         5.3 Liability of Holders; Indemnification. The Trust shall indemnify and hold each Holder harmless from and against any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of such Holder's acts or omissions or for some other reason, and shall reimburse such Holder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability (upon proper and timely request by the Holder); provided, however, that no Holder shall be entitled to indemnification by any series established in accordance with Section 8.8 unless such Holder is a Holder of Interests of such series. The rights accruing to a Holder under this Section 5.3 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein.

         5.4 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his or her duties hereunder.

         5.5 No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate or other interest or undertaking of the Trust, and every other act or thing whatsoever executed in connection with the Trust, shall be conclusively relied upon as having been executed or done by the executors thereof only in their capacities as Trustees, officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate or other interest or undertaking of the Trust made by the Trustees or by any officer, employee or agent of the Trust, in his or her capacity as such, shall contain an appropriate recital to the effect that the Trustee, officer, employee or agent of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property or the private property of the Holders for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the Declaration, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, Holders, Trustees, officers, employees and agents in such amount as the Trustees shall deem advisable.

         5.6 Reliance on Experts, Etc. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any Investment Adviser, Administrator, accountant, appraiser or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         5.7 Assent to Declaration. Every Holder, by virtue of having become a Holder in accordance with the terms of this Declaration, shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto.

                                   ARTICLE VI

                             Interests in the Trust

         6.1 General Characteristics. (a) The Trustees shall have the power and authority, without Holder approval, to issue Interests in one or more series from time to time as they deem necessary or desirable. Each series shall be separate from all other series in respect to the assets and liabilities allocated to that series and shall represent a separate investment portfolio of the Trust. The Trustees shall have exclusive power, without Holder approval, to establish and designate such separate and distinct series, as set forth in
Section 6.2, and to fix and determine the relative rights and preferences as between the Interests of the separate series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights.

                  (b) The Trustees may, without Holder approval, divide Interests of any series into two or more classes, Interests of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine as provided in Section 6.3. The fact that a series shall have been initially established and designated without any specific establishment or designation of classes, shall not limit the authority of the Trustees to divide a series and establish and designate separate classes thereof.

                  (c) The number of Interests authorized shall be unlimited, and the Interests so authorized may be represented in part by fractional Interests. From time to time, the Trustees may divide or combine the Interests of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class. The Trustees may issue Interests of any series or class thereof for such consideration and on such terms as they may determine (or for no consideration if pursuant to an Interest dividend or split-up), all without action or approval of the Holders. All Interests when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may classify or reclassify any unissued Interests or any Interests previously issued and reacquired of any series or class thereof into one or more series or classes thereof that may be established and designated from time to time. The Trustees may hold as treasury Interests, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Interests of any series or class thereof reacquired by the Trust.

         6.2 Establishment of Series of Interests. (a) Without limiting the authority of the Trustees set forth in Section 6.2(b) to establish and designate any further series, the Trustees hereby establish and designate five series, as follows:

                  Money Market Portfolio
                  Short U.S. Government Securities Portfolio
                  Adjustable Rate Mortgage (ARM) Portfolio
                  Intermediate Mortgage Securities Portfolio
                  U.S. Government Mortgage Securities Portfolio

                  The provisions of this Article VI shall be applicable to the above designated series and any further series that may from time to time be established and designated by the Trustees as provided in Section 6.2(b).

                  (b) The establishment and designation of any series of Interests other than the one set forth above shall be effective upon the execution, by a majority of the Trustees, of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Interests outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment of this Declaration.

                  (c) Section 9.2 of this Declaration of Trust shall apply also with respect to each such series as if such series were a separate trust.

         6.3 Establishment of Classes. (a) Without limiting the authority of the Trustees set forth in Section 6.3(b) to establish and designate any further series, the Trustee hereby establish two classes of Money Market Portfolio as follows:

                  I Shares Class
                  D Shares Class

         The provision of this Article VI shall be applicable to the above designated classes and any further classes that may from time to time be established and designated by the Trustees as provided in Section 6.3(b).

                  (b) The division of any series into two or more classes and the establishment and designation of such classes shall be effective upon the execution by a majority of the Trustees of an instrument setting forth such division, and the establishment, designation, and relative rights and preferences of such classes, or as otherwise provided in such instrument. The relative rights and preferences of the classes of any series may differ in such respects as the Trustees may determine to be appropriate, provided that such differences are set forth in the aforementioned instrument. At any time that there are no Interests outstanding of any particular class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that class and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.

                  (c) Section 9.2 of this Declaration of Trust shall apply also with respect to each such class as if such class were a separate trust.

         6.4 Assets of Series. All consideration received by the Trust for the issue or sale of Interests of a particular series together with all Trust Property in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. Separate and distinct records shall be maintained for each series and the assets associated with a series shall be held and accounted for separately from the other assets of the Trust, or any other series. In the event that there is any Trust Property, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes.

         6.5 Liabilities of Series. (a) The Trust Property belonging to each particular series shall be charged with the liabilities of the Trust in respect to that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Holders of all Interests for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Holders.

                  (b) Without limitation of the foregoing provisions of this Section, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of any other series. Notice of this limitation on interseries liabilities shall be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the

DBTA, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the DBTA relating to limitations on interseries liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each series. Every note, bond, contract or other undertaking issued by or on behalf of a particular series shall include a recitation limiting the obligation represented thereby to that series and its assets.

         6.6 Dividends and Distributions. (a) Dividends and distributions on Interests of a particular series or any class thereof may be paid with such frequency as the Trustees may determine, which may be daily or otherwise, pursuant to a standing resolution or a resolution adopted only once or with such frequency as the Trustees may determine, to the Holders of Interests in that series or class, from such of the income and capital gains, accrued or realized, from the Trust Property belonging to that series, or in the case of a class, belonging to that series and allocable to that class, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. All dividends and distributions on Interests in a particular series or class thereof shall be distributed pro rata to the Holders of Interests in that series or class in proportion to the total outstanding Interests in that series or class held by such Holders at the date and time of record established for the payment of such dividends or distribution, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any series or class. Such dividends and distributions may be made in cash or Interests of that series or class or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Holder of the mode of the paying of such dividend or distribution to that Holder. Any such dividend or distribution paid in Interests will be paid at the net asset value thereof as determined in accordance with Section 7.4.

                  (b) The Interests in a series or a class of the Trust shall represent beneficial interests in the Trust Property belonging to such series or in the case of a class, belonging to such series and allocable to such class. Each Holder of Interests in a series or a class shall be entitled to receive its pro rata share of distributions of income and capital gains made with respect to such series or such class. Upon reduction or withdrawal of its Interests or indemnification for liabilities incurred by reason of being or having been a Holder of Interests in a series or a class, such Holder shall be paid solely out of the funds and property of such series or in the case of a class, the funds and property of such series and allocable to such class of the Trust. Upon liquidation or termination of a series or class of the Trust, Holders of Interests in such series or class shall be entitled to receive a pro rata share of the Trust Property belonging to such series or in the case of a class, belonging to such series and allocable to such class.

         6.7 Voting Rights. Notwithstanding any other provision hereof, on each matter submitted to a vote of the Holders, each Holder shall be entitled to one vote for each whole Interest standing in his name on the books of the Trust, and each fractional Interest shall be entitled to a proportionate fractional vote, irrespective of the series thereof or class thereof, and all Interests of all series and classes thereof shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of one or more series or classes thereof is permitted or required by the 1940 Act or the provisions of the instrument establishing and designating the series or class, such requirements as to a separate vote by such series or class thereof shall apply in lieu of all Interests of all series and classes thereof voting together; and (b) as to any matter which affects only the interests of one or more particular series or classes thereof, only the Holders of the one or more affected series or classes shall be entitled to vote, and each such series or class shall vote as a separate series or class.

         6.8 Record Dates. The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the Holders entitled to be treated as such, to the extent provided or referred to in Section 8.6.

         6.9 Transfer. All Interests of each particular series or class thereof shall be transferable, but transfers of Interests of a particular series or class thereof will be recorded on the Interest transfer records of the Trust applicable to that series or class only at such times as Holders shall have the right to require the Trust to redeem Interests of that series or class and at such other times as may be permitted by the Trustees.

         6.10 Equality. Except as provided herein or in the instrument designating and establishing any class or series, all Interests of each particular series or class thereof shall represent an equal proportionate interest in the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, subject to the liabilities belonging to that series, and each Interest of any particular series or class shall be equal to each other Interest of that series or class; but the provisions of this sentence shall not restrict any distinctions permissible under Section 6.6 that may exist with respect to dividends and distributions on Interests of the same series or class. The Trustees may from time to time divide or combine the Interests of any particular series or class into a greater or lesser number of Interests of that series or class without thereby changing the proportionate beneficial interest in the assets belonging to that series or class or in any way affecting the rights or Interests of any other series or class.

         6.11 Fractions. Any fractional Interest of any series or class, if any such fractional Interest is outstanding, shall carry proportionately all the rights and obligations of a whole Interest of that series or class, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Interests, and liquidation of the Trust.

         6.12 Class Differences. Subject to Section 6.3, the relative rights and preferences of the classes of any series may differ in such other respects as the Trustees may determine to be appropriate in their sole discretion, provided that such differences are set forth in the instrument establishing and designating such classes and executed by a majority of the Trustees.

         6.13 Conversion of Interests. Subject to compliance with the requirements of the 1940 Act, the Trustees shall have the authority to provide that Holders of Interests of any series shall have the right to convert said Interests into one or more other series in accordance with such requirements and procedures as may be established by the Trustees. The Trustees shall also have the authority to provide that Holders of Interests of any class of a particular series shall have the right to convert said Interests into one or more other classes of that particular series or any other series in accordance with such requirements and procedures as may be established by the Trustees.

         6.14 Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Interests that conform to such authorized terms and to reject any purchase orders for Interests whether or not conforming to such authorized terms.

         6.15 Trustees and Officers as Holders. Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested, may acquire, own, hold and dispose of Interests of the Trust to the same extent as if such person were not a Trustee, officer or other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Interests from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Interests generally.

         6.16 No Preemptive Rights; Derivative Suits. Holders shall have no preemptive or other right to subscribe to any additional Interests or other securities issued by the Trust. No action may be brought by a Holder on behalf of the Trust unless Holders owning no less than 10% of the then outstanding Interests, or series or class thereof, join in the bringing of such action. A Holder of Interests in a particular series or a particular class of the Trust shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other series or any other class or on behalf of the Holders of Interests in any other series or any other class of the Trust.

         6.17 No Appraisal Rights. Holders shall have no right to demand payment for their Interests or to any other rights of dissenting Holders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters' rights by a stockholder of a corporation organized under the General Corporation Law of Delaware, or otherwise.

         6.18 Status of Interests and Limitation of Personal Liability. Interests shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Holder by virtue of acquiring Interests shall be held to have expressly assented and agreed to the terms hereof and to be bound hereby. The death, incapacity, dissolution, termination or bankruptcy of a Holder during the continuance of the Trust shall not operate to dissolve or terminate the Trust or any series thereof nor entitle the representative of such Holder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but shall entitle the representative of such Holder only to the rights of such Holder under this Trust. Ownership of Interests shall not entitle the Holder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Interests constitute the Holders as partners or joint venturers. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Holder, nor except as specifically provided herein to call upon any Holder for the payment of any sum of money or assessment whatsoever other than such as the Holder may at any time personally agree to pay.

         6.19 Elimination of Series. Without limiting the authority of the Trustees set forth in Section 9.2 of this Declaration of Trust, at any time that there are no Interests outstanding of a series (or class), the Trustees may abolish such series (or class).

                                  ARTICLE VII

                           Purchases and Redemptions

         7.1 Purchases. The Trustees, in their discretion, may, from time to time, without a vote of the Holders, permit the purchase of Interests by such party or parties (or increase in the Interests of a Holder), for such type of consideration, including, without limitation, cash or property, at such time or times (including, without limitation, each business day), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including, without limitation, the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.

         7.2 Redemption by Holder. Each Holder of Interests of the Trust or any series or class thereof shall have the right at such times as may be permitted by the Trust to require the Trust to redeem all or any part of his or her Interests of the Trust, or series or class thereof, at a redemption price equal to the net asset value per Interest of the Trust or series or class thereof, next determined in accordance with Section 7.4 hereof after the Interests are properly tendered for redemption, subject to any contingent deferred sales charge or redemption charge in effect at the time of redemption. Payment of the redemption price shall be in cash; provided, however, that if the Trustees determine, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Trust may, subject to the requirements of the 1940 Act, make payment wholly or partly in securities or other assets belonging to the Trust or series or class thereof of which the Interests being redeemed are part of the value of such securities or assets used in such determination of the net asset value.

         Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the Holders of Interests of the Trust, or series or class thereof, to require the Trust to redeem Interests of the Trust, or of any series or class thereof, during any period or at any time when and to the extent permissible under the 1940 Act.

         7.3 Redemption by Trust. Each Interest of the Trust, or series or class thereof that has been established and designated is subject to redemption by the Trust at the redemption price which would be applicable if such Interest was then being redeemed by the Holder pursuant to Section 7.2 hereof: (a) at any time, if the Trustees determine in their sole discretion and by majority vote that it is in the best interest of the Trust, or any series or class thereof, to so redeem, or (b) upon such other conditions as may from time to time be determined by the Trustees and set forth in the then current Prospectus of the Trust with respect to maintenance of Holder accounts of a minimum or maximum amount or percentage. Upon such redemption the Holders of the Interests so redeemed shall have no further right with respect thereto other than to receive payment of such redemption price.

         7.4 Net Asset Value. The net asset value per Interest of any series shall be (a) in the case of a series whose Interests are not divided into classes, the quotient obtained by dividing the value of the net assets of that series (being the value of the assets belonging to that series less the liabilities belonging to that series) by the total number of Interests of that series outstanding, and (b) in the case of a class of Interests of a series whose Interests are divided into classes, the quotient obtained by dividing the value of the net assets of that series allocable to such class (being the value of the assets belonging to that series allocable to such class less the liabilities belonging to such class) by the total number of

Interests of such class outstanding; all determined in accordance with the methods and procedures, including without limitation those with respect to rounding, established by the Trustees from time to time.

         The Trustees may determine to maintain the net asset value per Interest of any series or any class at a designated constant dollar amount and in connection therewith may adopt procedures consistent with the 1940 Act for continuing declarations of income attributable to that series or that class as dividends payable in additional Interests of that series at the designated constant dollar amount and for the handling of any losses attributable to that series or that class. Such procedures may provide that in the event of any loss each Holder shall be deemed to have contributed to the capital of the Trust attributable to that series his or her pro rata portion of the total number of Interests required to be canceled in order to permit the net asset value per Interest of that series or class to be maintained, after reflecting such loss, at the designated constant dollar amount. Each Holder of the Trust shall be deemed to have agreed, by his or her investment in any series or class with respect to which the Trustees shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

                                  ARTICLE VIII

                                    Holders

         8.1 Rights of Holders. The right to conduct any business hereinbefore described is vested exclusively in the Trustees, and the Holders shall have no rights under this Declaration or with respect to the Trust Property other than the beneficial interest conferred by their Interests and the voting rights accorded to them under this Declaration.

         8.2 Register of Interests. A register shall be kept by the Trust under the direction of the Trustees which shall contain the names and addresses of the Holders and the number of Interests held by each Holder. Each such register shall be conclusive as to the identity of the Holders of the Trust and the Persons who shall be entitled to payments of distributions or otherwise to exercise or enjoy the rights of Holders. No Holder shall be entitled to receive payment of any distribution, nor to have notice given to it as herein provided, until it has given its address to such officer or agent of the Trustees as shall keep the said register for entry thereon. No certificates certifying the ownership of interests need be issued except as the Trustees may otherwise determine from time to time.

         8.3 Notices. Any and all notices to which any Holder hereunder may be entitled and any and all communications shall be deemed duly served or given if presented personally to a Holder, left at his or her residence or usual place of business, or sent via United States mail or by electronic transmission to a Holder at his or her address as it is registered with the Trust, as provided in
Section 8.2. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the Holder at his or her address as it is registered with the Trust, as provided in Section 8.2, with postage thereon prepaid.

         8.4 Meetings of Holders. Meetings of the Holders may be called at any time by a majority of the Trustees and shall be called by any Trustee upon written request of Holders holding, in the aggregate, not less than 10% of the Interests (or series or class thereof), such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate. Holders of one-third of the Interests in the Trust, present in person or by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding more than 50% of the total Interests (or series or class thereof) of the Holders present, either in person or by proxy, at such meeting constitutes the action of the Holders, unless the 1940 Act, other applicable law, this Declaration or the By-Laws of the Trust require a greater number of affirmative votes. Notwithstanding the foregoing, the affirmative vote by the Holders present, in person or by proxy, holding less than 50% of the Interests (or class or series thereof) of the Holders present, in person or by proxy, at such meeting shall be sufficient for adjournments. Any meeting of Holders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice.

         8.5 Notice of Meetings. Written or printed notice of all meetings of the Holders, stating the time, place and purposes of the meeting, shall be given as provided in Section 8.3. At any such meeting, any business properly before the meeting may be considered, whether or not stated in the notice of the meeting. Any adjourned meeting held as provided in Section 8.4 shall not require the giving of additional notice.

         8.6 Record Date. For the purpose of determining the Holders who are entitled to notice of any meeting, to vote at any meeting, to participate in any distribution, or for the purpose of any other action, the Trustees may from time to time fix a date, not more than 90 calendar days prior to the date of any meeting of the Holders or payment of distributions or other action, as the case may be, as a record date for the determination of the persons to be treated as Holders of record for such purposes, and any Holder who was a Holder at the date and time so fixed shall be entitled to vote at such meeting or to be treated as a Holder of record for purposes of such other action, even though he or she has since that date and time disposed of his or her Interests, and no Holder becoming such after that date and time shall be so entitled to vote at such meeting or to be treated as a Holder of record for purposes of such other action. If the Trustees shall divide the Interests into two or more series in accordance with Section 6.2 herein, nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different series and if the Trustees shall divide any series into two or more classes in accordance with Section 6.3 herein, nothing in this Section 8.6 shall be construed as precluding the Trustees from setting different record dates for different classes.

         8.7 Proxies, Etc. At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken.

                  (a) Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Holders of record shall be entitled to vote. Each Holder shall be entitled to a vote proportionate to its Interest in the Trust.

                  (b) When Interests are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect to such Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect to such Interest.

                  (c) A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the Holder is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person regarding the charge or management of his or her Interest, he or she may vote by his or her guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

         8.8 Reports. The Trustees shall cause to be prepared, at least annually, a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. The Trustees shall, in addition, furnish to the Holders at least semi-annually an interim report containing an unaudited balance sheet as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current Fiscal Year to the end of such period.

         8.9 Inspection of Records. The records of the Trust shall be open to inspection by Holders during normal business hours and for any purpose not harmful to the Trust.

         8.10 Voting Powers. (a) The Holders shall have power to vote only (i) for the election or removal of Trustees as contemplated by Section 2.2 and 2.3 hereof, (ii) with respect to any investment advisory contract as contemplated by Section 4.1 hereof, (iii) with respect to termination of the Trust as provided in Section 9.2 hereof, (iv) with respect to amendments to the Declaration of Trust as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets as provided in Section 9.4 hereof, (vi) with respect to incorporation of the Trust to the extent and as provided in
Section 9.5 hereof, and (vii) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, DBTA, or any other applicable law, the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as and when the Trustees may consider necessary or desirable.

                  (b) Each Holder shall be entitled to vote based on the ratio his or her Interest bears to the Interests of all Holders entitled to vote. Until Interests are issued, the Trustees may exercise all rights of Holders and may take any action required by law, the Declaration or the By-Laws to be taken by Holders. The By-Laws may include further provisions for Holders' votes and meetings and related matters not inconsistent with this Declaration.

         8.11 Holder Action by Written Consent. Any action which may be taken by the Holders may be taken without notice and without a meeting if Holders holding more than 50% of the total Interests entitled to vote (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing and the written consents shall be filed with the records of the meetings of Holders. Such consents shall be treated for all purposes as votes taken at a meeting of the Holders.

         8.12 Holder Communications. (a) Whenever ten or more Holders who have been such for at least six months preceding the date of application, and who hold in the aggregate at least 1% of the total Interests, shall apply to the Trustees in writing, stating that they wish to communicate with other Holders with a view to obtaining signatures for a request for a meeting of Holders and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (i) afford to such applicants access to a list of the names and addresses of all Holders as recorded on the books of the Trust; or (ii) inform such applicants as to the approximate number of Holders, and the approximate cost of transmitting to them the proposed communication and form of request.

                  (b) If the Trustees elect to follow the course specified in clause (ii) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be transmitted and of the reasonable expenses of transmission, shall, with reasonable promptness, transmit, by United States mail or by electronic transmission, such material to all Holders at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall transmit, by United States mail or by electronic transmission, to such applicants and file with the Commission, together with a copy of the material to be transmitted, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

                                   ARTICLE IX

            Duration; Termination of Trust; Amendment; Mergers; Etc.

         9.1 Duration. Subject to possible termination in accordance with the provisions of Section 9.2, the Trust created hereby shall continue perpetually pursuant to Section 3808 of DBTA.

         9.2 Termination of Trust. (a) The Trust may be terminated (i) by the affirmative vote of the Holders of not less than two-thirds of the Interests in the Trust at any meeting of the Holders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the Holders of not less than two-thirds of such Interests, or (iii) by the Trustees by written notice to the Holders. Upon any such termination,

                           (i) The Trust shall carry on no business except for the purpose of winding up its affairs.


                           (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, or other disposition of all or substantially all of the Trust Property shall require approval of the principal terms of the transaction and the nature and amount of the consideration by the Holders with a Majority Interests Vote.

                           (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Holders according to their respective rights.

                  (b) Upon termination of the Trust and distribution to the Holders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and file a certificate of cancellation in accordance with
Section 3810 of the DBTA. Upon termination of the Trust, the Trustees shall thereon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Holders shall thereupon cease.

         9.3 Amendment Procedure.

                  (a) All rights granted to the Holders under this Declaration of Trust are granted subject to the reservation of the right of the Trustees to amend this Declaration of Trust as herein provided, except as set forth herein to the contrary. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Holders) may be amended at any time, so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

                  (b) No amendment may be made, under Section 9.3(a) above, which would change any rights with respect to any Interest in the Trust by reducing the amount payable thereon upon liquidation of the Trust, by repealing the limitations on personal liability of any Holder or Trustee, or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Interests Vote.

                  (c) A certification signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Holders or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

                  (d) Notwithstanding any other provision hereof, until such time as Interests are first sold, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

         9.4 Merger, Consolidation and Sale of Assets. The Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of its property, including its good will, upon such terms and conditions and for such consideration when and as authorized by no less than a majority of the Trustees and by a Majority Interests Vote of the Trust or by an instrument or instruments in writing without a meeting, consented to by the Holders of not less than 50% of the total Interests of the Trust or such series, as the case may be, and any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware. In accordance with Section 3815(f) of DBTA, an agreement of merger or consolidation may effect any amendment to the Declaration or By-Laws or effect the adoption of a new declaration of trust or by-laws of the Trust if the Trust is the surviving or resulting business trust. A certificate of merger or consolidation of the Trust shall be signed by a majority of the Trustees.

         9.5 Incorporation. Upon a Majority Interests Vote, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the equity interests thereof or otherwise, and to lend money to, subscribe for the equity interests of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust holds or is about to acquire equity interests. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of the Holders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organizations or entities.

                                   ARTICLE X

                                 Miscellaneous

         10.1 Certificate of Designation; Agent for Service of Process. The Trust shall file, in accordance with Section 3812 of DBTA, in the office of the Secretary of State of Delaware, a certificate of trust, in the form and with such information required by Section 3810 of DBTA and executed in the manner specified in Section 3811 of DBTA. In the event the Trust does not have at least one Trustee qualified under Section 3807(a) of DBTA, then the Trust shall comply with Section 3807(b) of DBTA by having and maintaining a registered office in Delaware and by designating a registered agent for service of process on the Trust, which agent shall have the same business office as the Trust's registered office. The failure to file any such certificate, to maintain a registered office, to designate a registered agent for service of process, or to include such other information shall not affect the validity of the establishment of the Trust, the Declaration, the By-Laws or any action taken by the Trustees, the Trust officers or any other Person with respect to the Trust except insofar as a provision of the DBTA would have governed, in which case the Delaware common law governs.

         10.2 Governing Law. This Declaration is executed by all of the Trustees and delivered with reference to DBTA and the laws of the State of Delaware, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to DBTA and the laws of the State of Delaware (unless and to the extent otherwise provided for and/or preempted by the 1940 Act or other applicable federal securities laws); provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration (a) the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the DBTA) pertaining to trusts which are inconsistent with the rights, duties, powers, limitations or liabilities of the Trustees set forth or referenced in this Declaration.

         10.3 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

         10.4 Reliance by Third Parties. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Holder. Any certificate executed by an individual who, according to the records of the Trust or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to (a) the number or identity of Trustees or Holders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Holders,
(d) the fact that the number of Trustees or Holders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

         10.5 Provisions in Conflict With Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the DBTA, or with other applicable laws and regulations, the conflicting provisions shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

                  (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         10.6 Trust Only. It is the intention of the Trustees to create only a business trust under DBTA with the relationship of trustee and beneficiary between the Trustees and each Holder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a Delaware business trust except to the extent such trust is deemed to constitute a corporation under the Code and applicable state tax laws. Nothing in this Declaration of Trust shall be construed to make the Holders, either by themselves or with the Trustees, partners or members of a joint stock association.

         10.7 Withholding. Should any Holder be subject to withholding pursuant to the Code or any other provision of law, the Trust shall withhold all amounts otherwise distributable to such Holder as shall be required by law and any amounts so withheld shall be deemed to have been distributed to such Holder under this Declaration of Trust. If any sums are withheld pursuant to this provision, the Trust shall remit the sums so withheld to and file the required forms with the Internal Revenue Service, or other applicable government agency.

         10.8 Headings and Construction. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable.

                  IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.




Richard M. Amis, Trustee           /s/      Richard M. Amis                     July 22, 1999
                                   ---------------------------------



Arthur G. De Russo, Trustee        /s/     Arthur G. De Russo                   July 22, 1999
                                   --------------------------------



David F. Holland, Trustee          /s/      David F. Holland                    July 22, 1999
                                   ---------------------------------



Gerald J. Levy, Trustee             /s/     Gerald J. Levy                      July 22, 1999
                                    --------------------------------



Rodger D. Shay, Trustee             /s/     Rodger D. Shay                      July 22, 1999
                                    --------------------------------

                              CERTIFICATE OF TRUST

                                       OF

                             ASSET MANAGEMENT FUND

         The undersigned, constituting the members of the Board of Trustees of Asset Management Fund (the "Trust"), in order to form a Delaware business trust pursuant to Section 3810 of the Delaware Business Trust Act, hereby certify the following:

         1. The name of the Delaware business trust is Asset Management Fund.

         2. Prior to the issuance of beneficial interests, the Trust will become a registered investment company under the Investment Company Act of 1940, as amended.

         3. Notice is hereby given that pursuant to Section 3804 of the Delaware Business Trust Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust shall be enforceable against the assets of such series only and not against the assets of the Trust generally.

         4. The registered office of the Trust in Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

         5. The registered agent for service of process on the Trust is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

         6. This Certificate of Trust shall be effective on the date it is filed with the Office of the Delaware Secretary of State.


         IN WITNESS WHEREOF, the undersigned Trustees of Asset Management Fund have executed this Certificate as of the 22nd day of July, 1999.


             Richard M. Amis, Trustee             /s/      Richard M. Amis
                                                  -----------------------------


             Arthur G. De Russo, Trustee          /s/      Arthur G. De Russo
                                                  -----------------------------


             David F. Holland, Trustee            /s/      David F. Holland
                                                  -----------------------------


             Gerald J. Levy, Trustee              /s/      Gerald J. Levy
                                                  -----------------------------


             Rodger D. Shay, Trustee              /s/      Rodger D. Shay
                                                  -----------------------------

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                     ASSET MANAGEMENT FUND, INC. TO BE HELD
                             ON SEPTEMBER 28, 1999


         KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Asset Management Fund, Inc. hereby appoint Rodger D. Shay or Daniel K. Ellenwood, or either of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of Asset Management Fund, Inc., 230 West Monroe Street, Chicago, Illinois 60606, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 28, 1999, at 230 West Monroe Street, Chicago, Illinois 60606, at 10:00 a.m. Central Standard time, and at any adjournments thereof.

         The persons named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

         YOU MAY ALSO VOTE BY FACSIMILE USING THE FUND'S FACSIMILE NUMBER:
1-312-214-4149.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ASSET MANAGEMENT FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.   IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED "FOR" THE PROPOSALS.


Proposal 1        To approve or disapprove the Plan of Reorganization which will reorganize the Fund into a Delaware business trust.
                  (All Portfolios)

                  FOR  [ ]         AGAINST  [ ]         ABSTAIN [ ]

Proposal 2        To approve or disapprove of changes to the Fund's fundamental investment policies of the Portfolios.

                  MARK HERE TO VOTE ALL SHARES

                  FOR  [ ]         AGAINST  [ ]         ABSTAIN [ ]

Proposal 2(a)     To adopt a fundamental policy limiting investments.
                  (All Portfolios)

Proposal 2(b)     To change the fundamental policy on high quality assets to a non-fundamental policy.  (Short U.S. Government Securities
                  Portfolio and Money Market Portfolio only)

Proposal 2(c)     To eliminate the fundamental policy on OTS qualifying
                  securities.  (All Portfolios)

Proposal 2(d)     To change the fundamental policy on investments in mortgage securities to a non-fundamental policy. (U.S. Government
                  Mortgage Securities Portfolio, Intermediate Mortgage
                  Securities Portfolio and Adjustable Rate Mortgage Portfolio
                  only)

Proposal 2(e)     To amend the fundamental policy on Portfolio lending.
                  (All Portfolios)

Proposal 2(f)     To change the fundamental policy on illiquid investments to a non-fundamental policy.  (All Portfolios)

Proposal 2(g)     To eliminate the fundamental policy on Money Market
                  instruments.  (Money Market Portfolio only)

TO VOTE SEPARATELY MARK BELOW.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

Proposal 2(a)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(c)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(d)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(e)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(f)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]

INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO

Proposal 2(a)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(c)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(d)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(e)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(f)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]

SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO

Proposal 2(a)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(b)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(c)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(e)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(f)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]

ADJUSTABLE RATE MORTGAGE PORTFOLIO

Proposal 2(a)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(c)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(d)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(e)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(f)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]

MONEY MARKET PORTFOLIO

Proposal 2(a)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(b)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(c)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(e)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(f)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]
Proposal 2(g)        FOR    [ ]       AGAINST    [ ]          ABSTAIN    [ ]


Mark with an X in the box.

         YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.

Date
                                          -------------------------------------
                                          Signature


                                          -------------------------------------
                                          Signature (Joint Owners)

         Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                           [Vedder Price Letterhead]




                                                               August 31, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         RE:      PROXY MATERIALS FOR
                  ASSET MANAGEMENT FUND("REGISTRANT")
                  FILE NOS.: 2-78808 AND 811-3541

To the Commission:

         On behalf of the above Registrant, electronically transmitted herewith is the definitive proxy statement, form of proxy and other soliciting materials for the Registrant. It is intended that the proxy materials will be mailed on or about August 31, 1999. Please call the undersigned at (312) 609-7763 or Byron F. Bowman and (312)609-7643 with any questions or comments regarding this filing.

                                                  Very truly yours,

                                                  /s/Allison A. Gross
                                                  -------------------
                                                  Allison A. Gross

AAG/sp
Enclosures